SEPARATE ACCOUNTS OF

USAA LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS AND SCHEDULES

December 31, 2024

(WITH REPORT OF INDEPENDENT AUDITORS)

Ernst & Young LLP The Frost Tower Suite 1901 111 West Houston Street San Antonio, TX 78205	Tel: +1 210 228 9696 Fax: +1 210 242 7252 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of USAA Life Insurance Company and the Policyowners

of the Separate Accounts of USAA Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Separate Accounts of USAA Life Insurance Company (comprised of the Vanguard Diversified Value, the Vanguard Equity Index, the Vanguard Mid-Cap Index, the Vanguard Small Company Growth, the Vanguard International, the Vanguard REIT Index, the Vanguard High Yield Bond, the Vanguard Money Market, the Fidelity VIP II Contrafund, the Fidelity VIP Equity-Income, the DWS Capital Growth, and the Alger American LargeCap Growth Fund Accounts) (the Company) as of December 31, 2024, the related summary of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the schedule of investments as of December 31, 2024, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024, the results of its operations, the changes in its net assets, the schedule of investments, and its financial highlights for the respective periods, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2004.

San Antonio, Texas

October 8, 2025

A member firm of Ernst & Young Global Limited

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Statements of Assets and Liabilities

December 31, 2024

Fund Accounts

	$	$	$	$	$	$	$	$	$	$	$	$
				Vanguard								Alger
	Vanguard	Vanguard	Vanguard	Small			Vanguard	Vanguard	Fidelity VIP	Fidelity VIP	DWS	American
	Diversified	Equity	Mid-Cap	Company	Vanguard	Vanguard	High Yield	Money	II	Equity-	Capital	LargeCap
	Value	Index	Index	Growth	International	REIT Index	Bond	Market	Contrafund®	Income	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets:
Investments at fair value	$201,641	$603,388	$532,939	$226,788	$30,239	$645,991	$290,183	$822,932	$73,336	$30,972	$328,688	$1,040,752

Total assets	$201,641	$603,388	$532,939	$226,788	$30,239	$645,991	$290,183	$822,932	$73,336	$30,972	$328,688	$1,040,752

Liabilities:
Payable to USAA Life Insurance Company	—	—	—	—	—	—	—	—	—	—	—	—

Net assets	$201,641	$603,388	$532,939	$226,788	$30,239	$645,991	$290,183	$822,932	$73,336	$30,972	$328,688	$1,040,752

Net assets consists of:
Accumulation reserves	$201,641	$603,388	$300,825	$226,788	$30,239	$645,991	$290,183	$822,932	$73,336	$30,972	$328,688	$1,040,752
Annuity reserves	—	—	232,114	—	—	—	—	—	—	—	—	—

Net assets	$201,641	$603,388	$532,939	$226,788	$30,239	$645,991	$290,183	$822,932	$73,336	$30,972	$328,688	$1,040,752

Units outstanding Accumulation	3,683	8,921	4,349	3,736	732	10,608	9,494	494,354	811	730	1,922	6,414

Annuity	—	—	3,355	—	—	—	—	—	—	—	—	—

Accumulation and annuity unit values	$54.75	$67.64	$69.18	$60.71	$41.29	$60.90	$30.57	$1.66	$90.43	$42.44	$171.06	$162.27

See accompanying notes to financial statements.

3

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Summary of Operations

For the Year Ended December 31, 2024

Fund Accounts

	$		$		$		$		$		$		$		$		$		$		$		$
	Vanguard Diversified Value Portfolio		Vanguard Equity Index Portfolio		Vanguard Mid-Cap Index Portfolio		Vanguard Small Company Growth Portfolio		Vanguard International Portfolio		Vanguard REIT Index Portfolio		Vanguard High Yield Bond Portfolio		Vanguard Money Market Portfolio		Fidelity VIP II Contrafund® Portfolio		Fidelity VIP Equity- Income Portfolio		DWS Capital Growth Portfolio		Alger American LargeCap Growth Portfolio

Income:

Dividends from investments		$4,815		$6,130		$7,167		$1,940		$1,537		$67,879		$18,146		$41,177		$324		$542		$669		$—

Expenses:

Mortality and expense risk		1,960		3,116		3,376		2,203		791		6,567		2,083		5,315		1,255		195		2,184		6,118

Administrative fees		301		479		519		339		122		1,009		320		817		193		30		336		941

Total expenses		2,261		3,595		3,895		2,542		913		7,576		2,403		6,132		1,448		225		2,520		7,059

Net investment income (loss)		2,554		2,535		3,272		(602)		624		60,303		15,743		35,045		(1,124)		317		(1,851)		(7,059)

Realized gain (loss) on investments:

Realized gain (loss) on sale of investments		10,446		35,693		10,016		(9,119)		(2,012)		39,015		3,862		—		74,753		103		19,942		18,635

Capital gain reinvestments		17,404		17,525		5,973		—		4,069		57,264		—		—		20,160		1,763		26,980		—

Realized gain (loss) on investments		27,850		53,218		15,989		(9,119)		2,057		96,279		3,862		—		94,913		1,866		46,922		18,635

Change in net unrealized appreciation (depreciation) on investments		11,257		39,000		49,114		42,904		11,460		(152,876)		(1,776)		—		(38,410)		1,737		30,087		309,986

Net realized and unrealized gain (loss) on investments		39,107		92,218		65,103		33,785		13,517		(56,597)		2,086		—		56,503		3,603		77,009		328,621

Increase (decrease) in net assets resulting from operations		$41,661		$94,753		$68,375		$33,183		$14,141		$3,706		$17,829		$35,045		$55,379		$3,920		$75,158		$321,562

See accompanying notes to financial statements.

4

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

Fund Accounts

	Vanguard Diversified		Vanguard Equity Index		Vanguard Mid-Cap Index		Vanguard Small Company		Vanguard International		Vanguard REIT Index
	Value Portfolio		Portfolio		Portfolio		Growth Portfolio		Portfolio		Portfolio
Increase (decrease) in net assets	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
From operations:
Net investment income (loss)	$2,554	$1,634	$2,535	$2,444	$3,272	$3,041	$(602)	$(1,083)	$624	$901	$60,303	$33,796
Realized gain (loss) on investments	27,850	13,570	53,218	12,021	15,989	9,588	(9,119)	79	2,057	4,435	96,279	92,576
Change in net unrealized appreciation (depreciation) on investments	11,257	30,262	39,000	70,249	49,114	51,069	42,904	55,208	11,460	9,402	(152,876)	89,198
Net increase (decrease) in net assets resulting from operations	41,661	45,466	94,753	84,714	68,375	63,698	33,183	54,204	14,141	14,738	3,706	215,570
Increase (decrease) in net assets
From contract transactions:
Net increase (decrease) in net assets from contract transactions	(122,222)	683	87,564	(157)	(21,166)	(8,569)	(150,570)	1,640	(104,402)	(2,221)	(1,536,614)	(33,214)
Net increase (decrease) in net assets	(80,561)	46,149	182,317	84,557	47,209	55,129	(117,387)	55,844	(90,261)	12,517	(1,532,908)	182,356
Net assets:
Beginning of period	282,202	236,053	421,071	336,514	485,730	430,601	344,175	288,331	120,500	107,983	2,178,899	1,996,543
End of period	$201,641	$282,202	$603,388	$421,071	$532,939	$485,730	$226,788	$344,175	$30,239	$120,500	$645,991	$2,178,899

	Vanguard High Yield		Vanguard Money Market		Fidelity VIP II Contrafund®		Fidelity VIP Equity-Income		DWS Capital Growth		Alger American LargeCap
	Bond Portfolio		Portfolio		Portfolio		Portfolio		Portfolio		Growth Portfolio
Increase (decrease) in net assets	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
From operations:
Net investment income (loss)	$15,743	$12,388	$35,045	$27,814	$(1,124)	$(362)	$317	$310	$(1,851)	$(1,877)	$(7,059)	$(5,241)
Realized gain (loss) on investments	3,862	(76)	—	—	94,913	7,516	1,866	781	46,922	17,297	18,635	5,068
Change in net unrealized appreciation (depreciation) on investments	(1,776)	18,679	—	—	(38,410)	33,880	1,737	1,333	30,087	72,131	309,986	188,212
Net increase (decrease) in net assets resulting from operations	17,829	30,991	35,045	27,814	55,379	41,034	3,920	2,424	75,158	87,551	321,562	188,039
Increase (decrease) in net assets
From contract transactions:
Net increase (decrease) in net assets from contract transactions	(45,019)	831	(17,311)	188,015	(148,410)	(2,576)	(17)	(19)	(63,407)	(9,115)	(64,316)	(21,899)
Net increase (decrease) in net assets	(27,190)	31,822	17,734	215,829	(93,031)	38,458	3,903	2,405	11,751	78,436	257,246	166,140
Net assets:
Beginning of period	317,373	285,551	805,198	589,369	166,367	127,909	27,069	24,664	316,937	238,501	783,506	617,366
End of period	$290,183	$317,373	$822,932	$805,198	$73,336	$166,367	$30,972	$27,069	$328,688	$316,937	$1,040,752	$783,506

See accompanying notes to financial statements.

5

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Schedule of Investments

December 31, 2024

Variable accounts	Underlying mutual fund	Shares	Net Asset Value Per Share	Costs	Value	% of Net Assets

Vanguard Diversified Value	VVIF Diversified Value Portfolio	12,111	$16.65	$161,437	$201,641	4.2%

Vanguard Equity Index	VVIF Equity Index Portfolio	8,364	72.14	398,206	603,388	12.5%

Vanguard Mid-Cap Index	VVIF Mid-Cap Index Portfolio	19,856	26.84	405,427	532,939	11.0%

Vanguard Small Company Growth	VVIF Small Company Growth Portfolio	11,624	19.51	222,368	226,788	4.7%

Vanguard International	VVIF International Portfolio	1,181	25.60	28,691	30,239	0.6%

Vanguard REIT Index	VVIF REIT Index Portfolio	55,025	11.74	642,208	645,991	13.4%

Vanguard High Yield Bond	VVIF High Yield Bond Portfolio	39,214	7.40	294,669	290,183	6.0%

Vanguard Money Market	VVIF Money Market Portfolio	822,932	1.00	822,932	822,932	17.0%

Fidelity VIP II Contrafund®	FVIP Contrafund® Portfolio, Initial Class	1,266	57.94	62,460	73,336	1.5%

Fidelity VIP Equity-Income	FVIP Equity-Income Portfolio, Initial Class	1,165	26.59	25,473	30,972	0.6%

DWS Capital Growth	DWS Capital Growth VIP, Class A shares	7,475	43.97	243,008	328,688	6.8%

Alger American LargeCap Growth	Alger American LargeCap Growth Portfolio	11,669	89.19	780,501	1,040,752	21.7%

6

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(1)	Organization

The Separate Account of USAA Life Insurance Company (the Separate Account) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a subsidiary of the United Services Automobile Association (USAA). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of units. Units of the Separate Account are sold only in connection with a Variable Annuity Contract issued by USAA Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from USAA Life. The Separate Account cannot be charged with liabilities arising out of any other business of USAA Life.

The Separate Account is divided into 12 variable fund accounts, which are invested in shares of a designated portfolio of the Vanguard Variable Insurance Fund (VVIF), Fidelity Variable Insurance Products (FVIP), DWS Investments Variable Series I, or the Alger American LargeCap Growth Fund as follows:

Fund account	Mutual fund investment

Vanguard Diversified Value	VVIF Diversified Value Portfolio

Vanguard Equity Index	VVIF Equity Index Portfolio

Vanguard Mid-Cap Index	VVIF Mid-Cap Index Portfolio

Vanguard Small Company Growth	VVIF Small Company Growth Portfolio

Vanguard International	VVIF International Portfolio

Vanguard REIT Index	VVIF REIT Index Portfolio

Vanguard High Yield Bond	VVIF High Yield Bond Portfolio

Vanguard Money Market	VVIF Money Market Portfolio

Fidelity VIP II Contrafund®	FVIP Contrafund® Portfolio, Initial Class

Fidelity VIP Equity-Income	FVIP Equity-Income Portfolio, Initial Class

DWS Capital Growth	DWS Capital Growth VIP, Class A shares

Alger American LargeCap Growth	Alger American LargeCap Growth Portfolio

Effective May 1, 2006, USAA Life, together with the Separate Account, ceased sales of variable annuity products. USAA Life took this action because it determined that it was not in the best interest of the USAA membership as a whole to continue supporting these product lines. Since that time, 99% of the product owners have terminated their contracts.

Vanguard International, Vanguard REIT Index, Fidelity VIP II Contrafund®, DWS Capital Growth, and Alger American LargeCap Growth were closed to investors as of October 14, 2006. Fidelity VIP Equity-Income was closed to investors as of April 16, 2007.

(2)	Summary of significant accounting policies

A.	Basis of presentation

Our accounting and reporting policies conform to accounting principles generally accepted in the United States of America (GAAP).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

B.	Security valuation

Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the corresponding mutual fund, which value their securities at fair value. Gains and losses on securities on contracts in the accumulation phase are determined on the basis of the first-in first-out (FIFO) cost method. Dividend income, if any, is recorded on the ex-dividend date.

C.	Annuity reserves

Annuity reserves for contracts in the payout phase are actuarially determined based on the anticipated future net contract purchase payments, less benefits. These reserves are adjusted daily for the net investment income (loss) and the net realized and unrealized gain (loss) on investments. The mortality risk is fully borne by USAA Life. The mortality calculations for contracts annuitized between 1995 and 1997 are based on the 1983a Individual Annuitant Mortality Table; contracts annuitized between 1998 and 2014 are based on the Annuity 2000 (A2000) Table; contracts annuitized 2015 and after are based on the 2012 Individual Annuity Reserving (2012 IAR) Table, all at 3.0% interest. Annuitization may result in additional amounts being transferred into the Separate Account by USAA Life to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to USAA Life.

D.	Reinvestments

The net investment income and distributions of capital gains from the underlying mutual fund are reinvested in the Separate Account for the benefit of unit owners.

E.	Income taxes

Operations of the Separate Account are included in the federal income tax return of USAA Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, USAA Life does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. USAA Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

F.	New accounting pronouncements issued and adopted

During 2024, we adopted the following Accounting Standards Update (“ASU”):

•	ASU 2023-07, Segment Reporting (Topic 280)

ASU 2023-07 improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses and the identification of the Chief Operating Decision Maker (“CODM”). The ASU is applicable to public entities, including those that have a single reportable segment. We adopted the ASU effective January 1, 2024. While the adoption of this standard did not have an impact to our financial statements, it did result in additional financial statement disclosures.

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s CODM to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Separate Account CODM is the President of USAA Life Company, who has the ultimate responsibility for deciding which variable fund accounts are made available to policyholders and the ongoing assessment and administration of those variable fund accounts by using information received at the variable fund account level. Consequently, each variable fund account represents a single operating segment. The Increase (decrease) in net assets resulting from operations, as reported on the Summary of Operations, is used by the CODM to assess segment performance. Segment assets are reported as Net assets on the Statements of Assets and Liabilities while significant segment expenses such as Mortality and expense risk are reflected on the Summary of Operations.

8

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

G.	New accounting pronouncements issued but not yet effective

All new accounting standards and updates of existing standards issued but not yet effective as of December 31, 2024 were considered by management and did not relate to accounting policies and procedures pertinent to the Separate Account at this time or were not expected to have a material impact to the financial statements.

H.	Audit fees

Aggregate fees for professional services rendered to the Separate Account by Ernst & Young LLP for the year ended December 31, 2024 were $76,875. All fees related to the Separate Account audit and audit related services.

(3)	Expenses and related party transactions

A mortality and expense risk charge is deducted by USAA Life from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.65% of the average net assets of each variable fund account. The mortality risks assumed by USAA Life arise from its contractual obligation to make annuity payments after the annuity date for the life of the annuitant in accordance with annuity rates guaranteed in the contracts under distribution options that involve life contingencies. USAA Life will also assume a mortality risk by its contractual obligation to pay a death benefit upon the death of an annuitant or contract owner prior to the Distribution Phase. The expense risk assumed by USAA Life are the costs of administering the contracts and the Separate Account may exceed the amount recovered from the contract maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased. During the year ended December 31, 2024, the total mortality and expense risk charge was $35,163.

The following expenses are charged to reimburse USAA Life for the expenses it incurs in the maintenance of the contracts and each variable fund account. USAA Life assesses each variable fund account a daily administrative charge at an annualized rate of 0.10% of the average net assets of each variable fund account. During the year ended December 31, 2024, the total administrative charge was $5,406. Beginning on the first anniversary of the effective date, and on each anniversary thereafter, a maintenance charge of $30 is deducted by USAA Life through a redemption of units from the accumulated value of each contract. This charge will apply only while the contract is in the accumulation phase.

Any premium tax levied by a state or government entity with respect to the Separate Account will be charged against the contract.

On October 28, 2021, an excess redemption of $24,836 occurred in the Alger American LargeCap Growth Fund (the Alger Fund), which represented 166 units. The Separate Account had a receivable recorded as of December 31, 2022 due from USAA Life for the entire amount of the excess redemption. This receivable was settled during 2023 through: 1.) the purchase of Alger Fund units on April 20, 2023 and; 2.) a cash distribution from USAA Life to holders of the fund for the remaining balance.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(4)	Investments

The following table summarizes purchases and sales activity for each corresponding mutual fund for the year ended December 31, 2024.

Variable Fund Account	Purchases	Sales
Vanguard Diversified Value	$45,144	$147,408
Vanguard Equity Index	173,645	66,021
Vanguard Mid-Cap Index	16,949	28,870
Vanguard Small Company Growth	3,769	154,941
Vanguard International	5,606	105,315
Vanguard REIT Index	125,143	1,544,190
Vanguard High Yield Bond	18,953	48,229
Vanguard Money Market	44,833	27,099
Fidelity VIP II Contrafund®	20,485	149,859
Fidelity VIP Equity-Income	2,306	243
DWS Capital Growth	27,649	65,927
Alger American LargeCap Growth	—	71,375

(5)	Fair value measurements

Financial Accounting Standards Board (FASB) guidance on fair value measurements establishes a three-level valuation hierarchy for disclosure of assets and liabilities measured at fair value. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows.

○	Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical assets and liabilities that can be accessed at the measurement date.
○

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly.

○	Level 3 - inputs to the valuation methodology are unobservable for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As quoted market prices are available, the underlying mutual fund investments are classified as Level 1 within the valuation hierarchy.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(6)	Changes in units outstanding

The changes in units outstanding for the years ended December 31, 2024 and 2023 were as follows:

	2024			2023

Variable accounts	Units issued	Units redeemed	Net Increase (Decrease)	Units issued	Units redeemed	Net Increase (Decrease)

Vanguard Diversified Value	437	2,632	(2,195)	42	26	16

Vanguard Equity Index	2,156	949	1,207	—	3	(3)

Vanguard Mid-Cap Index	79	394	(315)	48	202	(154)

Vanguard Small Company Growth	44	2,575	(2,531)	71	39	32

Vanguard International	—	2,425	(2,425)	32	95	(63)

Vanguard REIT Index	3	26,591	(26,588)	—	590	(590)

Vanguard High Yield Bond	42	1,518	(1,476)	67	36	31

Vanguard Money Market	2,282	12,930	(10,648)	133,407	13,828	119,579

Fidelity VIP II Contrafund®	12	1,644	(1,632)	32	77	(45)

Fidelity VIP Equity-Income	—	—	—	—	1	(1)

DWS Capital Growth	—	406	(406)	44	126	(82)

Alger American LargeCap Growth	—	433	(433)	247	219	28

(7)	Subsequent events

The need for additional disclosures and/or adjustments resulting from subsequent events has been evaluated through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Financial Highlights

A summary of accumulation unit values (AUV), accumulation units outstanding, annuity units outstanding, net investment income (loss), net assets, investment income ratios, expense ratios and total returns for each year or period ended December 31 are presented in the table below.

Variable accounts for each year	AUV	Accumulation units outstanding	Annuity units outstanding	Net investment income (loss)	Net assets	Investment income ratios (A)	Expense ratios (B)	Total returns (C)

Vanguard Diversified Value

2024	54.75	3,683	—	$2,554	$201,641	1.60%	0.75%	14.03%

2023	48.01	5,878	—	1,634	282,202	1.39%	0.75%	19.23%

2022	40.27	5,862	—	949	236,053	1.14%	0.75%	-12.16%

2021	45.84	5,837	—	700	267,556	1.04%	0.75%	29.46%

2020	35.40	5,498	—	3,107	194,632	2.66%	0.75%	38.34%

Vanguard Equity Index

2024	67.64	8,921	—	2,535	603,388	1.28%	0.75%	23.90%

2023	54.58	7,714	—	2,444	421,071	1.40%	0.75%	25.18%

2022	43.61	7,717	—	2,115	336,514	1.34%	0.75%	-18.85%

2021	53.73	7,719	—	1,773	414,766	1.23%	0.75%	27.57%

2020	42.11	7,722	—	2,635	325,182	1.69%	0.75%	52.82%

Vanguard Mid-Cap Index

2024	69.18	4,349	3,355	3,272	532,939	1.39%	0.75%	14.21%

2023	60.57	4,496	3,523	3,041	485,730	1.43%	0.75%	14.97%

2022	52.68	4,484	3,689	1,751	430,601	1.13%	0.75%	-19.44%

2021	65.39	4,465	3,882	1,656	545,776	1.08%	0.75%	23.41%

2020	52.98	4,216	4,082	2,103	439,596	1.34%	0.75%	52.17%

Vanguard Small Company Growth

2024	60.71	3,736	—	(602)	226,788	0.58%	0.75%	10.54%

2023	54.92	6,267	—	(1,083)	344,175	0.40%	0.75%	18.75%

2022	46.24	6,235	—	(1,512)	288,331	0.26%	0.75%	-25.92%

2021	62.42	6,199	—	(1,473)	386,932	0.36%	0.75%	13.35%

2020	55.06	6,028	—	(288)	331,888	0.65%	0.75%	55.40%

Vanguard International

2024	41.29	732	—	624	30,239	1.27%	0.75%	8.19%

2023	38.17	3,157	—	901	120,500	1.52%	0.75%	13.80%

2022	33.54	3,220	—	1,195	107,983	1.52%	0.75%	-30.65%

2021	48.36	4,897	—	(1,197)	236,795	0.27%	0.75%	-2.29%

2020	49.48	4,938	—	796	244,328	1.19%	0.75%	103.60%

Vanguard REIT Index

2024	60.90	10,608	—	60,303	645,991	6.83%	0.75%	3.96%

2023	58.58	37,196	—	33,796	2,178,899	2.45%	0.75%	10.87%

2022	52.84	37,786	—	27,227	1,996,543	1.93%	0.75%	-26.86%

2021	72.23	39,879	—	30,184	2,880,427	1.97%	0.75%	39.14%

2020	51.90	40,642	—	36,271	2,109,497	2.58%	0.75%	20.69%

Vanguard High Yield Bond

2024	30.57	9,494	—	15,743	290,183	5.69%	0.75%	5.65%

2023	28.93	10,970	—	12,388	317,373	4.91%	0.75%	10.83%

2022	26.10	10,939	—	12,391	285,551	5.01%	0.75%	-10.06%

2021	29.02	10,905	—	10,648	316,422	4.17%	0.75%	2.87%

2020	28.20	10,874	—	13,612	306,600	5.48%	0.75%	20.34%

12

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Financial Highlights

Variable accounts for each year	AUV	Accumulation units outstanding	Annuity units outstanding	Net investment income (loss)	Net assets	Investment income ratios (A)	Expense ratios (B)	Total returns (C)

Vanguard Money Market

2024	1.66	494,354	—	$35,045	$822,932	5.06%	0.75%	4.40%

2023	1.59	505,002	—	27,814	805,198	4.96%	0.75%	4.27%

2022	1.53	385,423	—	4,367	589,369	1.48%	0.75%	0.71%

2021	1.52	401,417	—	(4,773)	609,262	0.01%	0.75%	-0.79%

2020	1.53	436,329	—	(1,572)	667,178	0.52%	0.75%	1.19%

Fidelity VIP II Contrafund®

2024	90.43	811	—	(1,124)	73,336	0.17%	0.75%	32.79%

2023	68.10	2,443	—	(362)	166,367	0.50%	0.75%	32.46%

2022	51.41	2,488	—	(336)	127,909	0.51%	0.75%	-26.87%

2021	70.29	2,533	—	(1,101)	178,085	0.06%	0.75%	26.86%

2020	55.40	2,566	—	(612)	142,152	0.25%	0.75%	69.18%

Fidelity VIP Equity-Income

2024	42.44	730	—	317	30,972	1.81%	0.75%	14.48%

2023	37.07	730	—	310	27,069	1.97%	0.75%	9.82%

2022	33.75	731	—	289	24,664	1.93%	0.75%	-5.68%

2021	35.78	731	—	285	26,164	1.93%	0.75%	23.93%

2020	28.86	732	—	200	21,120	1.84%	0.75%	33.87%

DWS Capital Growth

2024	171.06	1,922	—	(1,851)	328,688	0.20%	0.75%	25.67%

2023	136.12	2,328	—	(1,877)	316,937	0.07%	0.75%	37.54%

2022	98.96	2,410	—	(1,804)	238,501	0.09%	0.75%	-31.26%

2021	143.96	2,491	—	(1,831)	358,565	0.21%	0.75%	21.85%

2020	118.13	2,540	—	(683)	300,083	0.48%	0.75%	87.81%

Alger American LargeCap Growth

2024	162.27	6,414	—	(7,059)	1,040,752	—%	0.75%	41.81%

2023	114.42	6,847	—	(5,241)	783,506	—%	0.75%	31.68%

2022	86.90	6,819	—	(5,392)	617,366	—%	0.75%	-39.12%

2021	142.72	6,959	—	(7,971)	993,163	—%	0.75%	11.00%

2020	128.57	8,043	—	(4,440)	1,034,105	0.19%	0.75%	109.65%

A.

These amounts represent the dividends, excluding reinvestments of capital gains distributed, received by the fund account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the fund accounts invest. Accordingly, significant changes in the net assets of the fund account may cause the Investment Income ratio to be higher or lower than if the net assets had been constant.

B.

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

C.	The AUV total return amounts are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of contract charges.

13

Ernst & Young LLP Frost Tower Suite 1901 111 West Houston Street San Antonio, TX 78205	Tel: +1 210 228 9696 Fax: +1 210 242 7252 ey.com

Report of Independent Auditors

The Finance and Audit Committee

USAA Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of USAA Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements related to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation and maintenance of internal control

A member firm of Ernst & Young Global Limited

relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 23, 2025

A member firm of Ernst & Young Global Limited

USAA LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2024 and 2023

(Dollars in millions, except per share data)

	2024	2023
Admitted Assets
Cash and invested assets:
Bonds	$26,813	$24,879
Non redeemable preferred stocks	51	51
Investments in common stock of wholly-owned subsidiary	103	102
Common stocks	11	11
Mortgage loans on real estate, net	2,564	2,708
Cash, and Cash Equivalents	684	507
Policy loans	182	170
Other invested assets	551	568
Receivables for securities	11	14
Securities lending reinvested collateral assets	90	122

Total cash and invested assets	31,060	29,132
Investment income receivable	293	258
Uncollected and deferred premiums	39	28
Reinsurance recoverable from reinsurers	128	154
Net deferred tax asset	139	129
Receivables from affiliates	18	12
Other admitted assets	46	29
Separate account assets	5	6

Total admitted assets	$31,728	$29,748

Liabilities and Capital and Surplus
Liabilities:
Aggregate reserve for life and accident and health contracts	$21,777	$19,657
Liability for deposit-type contracts	3,078	2,792
Contract claims	188	211
Policyholder dividends and provision for policyholder dividends	38	39
Interest maintenance reserve	82	151
Accrued general expenses	54	50
Current federal income taxes payable	16	101
Remittances and items not allocated	227	249
Asset valuation reserve	280	274
Funds held under reinsurance treaties	2,741	2,906
Payable to affiliates	78	70
Payable for securities	2	—
Payable for securities lending	90	122
Other liabilities	168	213
Separate account liabilities	5	6

Total liabilities	28,824	26,841

Capital and Surplus:
Capital:
Common capital stock, $100 par value; 30,000 shares authorized; 25,000 shares issued and outstanding	3	3
Surplus:
Deferred gain on coinsurance reinsurance	58	97
Paid-in and contributed surplus	219	219
Unassigned surplus	2,624	2,588

Total surplus	2,901	2,904

Total capital and surplus	2,904	2,907

Total liabilities and capital and surplus	$31,728	$29,748

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2024 and 2023

(Dollars in millions)

	2024	2023
Income
Premiums and annuity considerations	$4,166	$3,198
Considerations for supplementary contracts and dividend accumulations	101	117
Net investment income	1,326	1,183
Commissions and expense allowance on reinsurance ceded	245	233
IMR adjustments for reinsurance ceded	—	—
Other income	46	54

Total income	5,884	4,785

Benefits, reserve changes and expenses
Death and other policy benefits and adjustments	1,079	923
Annuity benefits	465	461
Surrender benefits and withdrawals for life contracts	1,199	442
Increase in aggregate reserve for contracts	2,116	1,760
General insurance expenses	538	497
Other expenses	351	325
Increase (decrease) in loading on deferred and uncollected premiums	(12)	3
Net transfers from separate account	(2)	—

Total benefits, reserve changes and expenses	5,734	4,411

Income before policyholder dividends, federal income taxes and net realized capital losses	150	374
Policyholder dividends	38	38

Income before federal income taxes and net realized capital losses	112	336
Federal income taxes expense	32	108

Income before net realized capital losses	80	228
Net realized capital losses, net of capital gains tax (benefit) of $1 and $2 and $(6) and $(8) transferred to the interest maintenance reserve, respectively	(11)	(9)

Net income	$69	$219

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Capital and Surplus

Years ended December 31, 2024 and 2023

(Dollars in millions)

	2024	2023
Capital
Common stock	$3	$3

Total capital	3	3

Surplus
Deferred gain on coinsurance reinsurance:
Beginning of year	97	141
Change in deferred gain on coinsurance reinsurance	(39)	(44)

End of year	58	97
Paid-in and contributed surplus:
Beginning of year	219	144
Additional paid-in surplus	—	75

End of year	219	219
Unassigned surplus:
Beginning of year	2,588	2,356
Net income	69	219
Change in net unrealized capital gains	(19)	(28)
Change in net deferred income tax	51	14
Change in nonadmitted assets	(53)	8
Change in asset valuation reserve	(6)	(4)
Change in actuarial valuation basis	—	30
Prior year adjustments	(6)	(7)

End of year	2,624	2,588

Total surplus	2,901	2,904

Total capital and surplus	$2,904	$2,907

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2024 and 2023

(Dollars in millions)

	2024	2023
Cash from operations
Premiums collected, net of reinsurance	$4,269	$3,315
Net investment income	1,295	1,172
Miscellaneous income	247	234
Benefit and loss related payments	(2,644)	(1,861)
Net transfers from separate account	2	—
Commissions and expenses paid	(855)	(841)
Dividends paid to policyholders	(39)	(39)
Federal and foreign income taxes paid	(118)	(165)

Net cash from operations	2,157	1,815

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	3,100	2,607
Mortgage loans	316	123
Other invested assets	31	14
Miscellaneous proceeds	33	3

Total investment proceeds	3,480	2,747

Cost of investments acquired:
Bonds	5,059	4,293
Stocks	—	15
Mortgage loans	172	155
Other invested assets	83	107
Miscellaneous applications	5	2

Total investments acquired	5,319	4,572
Net increase in policy loans	11	11

Net cash used in investments	(1,850)	(1,836)

Cash from financing and miscellaneous sources
Capital and paid-in surplus	—	75
Net deposits on deposit-type contracts	187	433
Other cash applied	(317)	(332)

Net cash provided (used in) financing and miscellaneous sources	(130)	176

Net change in cash and cash equivalents	177	155
Cash and cash equivalents:
Beginning of year	507	352

End of year	$684	$507

Other non-cash activity reported:
Interest credited to policyholders	$98	$77
Bonds and stocks security exchanges	75	159
Commitments in tax credits	23	32
Interest capitalization	1	1

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(1)	Summary of Significant Accounting Policies

A.	Nature of Operations

USAA Life Insurance Company (also referred to as we, us, and our, unless otherwise denoted) is a wholly-owned subsidiary of United Services Automobile Association (USAA). We market individual life insurance policies, annuity contracts, and accident and health policies primarily to individuals eligible for membership in USAA, and we sell certain policies to non-members through third-party arrangements. We are licensed to do business in the District of Columbia and in all states, with the exception of New York. Our subsidiary insurance company, USAA Life Insurance Company of New York (Life NY), is licensed to sell life and annuity contracts in New York. Of our noninsurance subsidiary businesses, USAA Life General Agency, Inc. (LGA), offers additional products of other insurance companies requested by USAA members, which are not sold by us, and USAA Annuity Services Corporation (UASC) facilitates the sale of annuity and structured settlement products to other parties.

B.	Accounting Practices

We prepare statutory financial statements in accordance with the requirements of Texas law. The Texas Department of Insurance (Department) has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (APPM), as amended, as reflected in the Texas Administrative Code, Title 28, Section 7.18. The March 2024 version of the APPM is currently in effect, setting out applicable Statements of Statutory Accounting Principles (SSAPs). The Department requires Texas insurers to apply applicable SSAPs, in conjunction with Texas statutes, Department rules, and the directives, instructions, and orders of the Texas insurance commissioner, in determining and reporting its financial condition and operating results and for determining its solvency. The Department has also adopted optional exceptions and modifications to the SSAPs, which we have opted not to implement.

There are no differences between our net income and surplus and the NAIC SSAP and accounting practices prescribed or permitted by the Department.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Department requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

D.	Accounting Policies

Investments

Bonds are reported at amortized cost, except for those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Amortization of premium or discount on bonds are calculated using the scientific (constant yield) interest method. The retrospective adjustment method is used to value all securities except for those with floating or adjustable coupons or previously impaired securities, in which case, the prospective methodology is used.

Loan-backed and structured securities, excluding non-rated residual tranches or interests, shall be reported at amortized cost, except for those with an NAIC designation of 6, which shall be reported at the lower of amortized cost or fair value. Amortization of premium or discount on loan-backed and structured securities are calculated using the scientific (constant yield) interest method. The retrospective adjustment method is used to value all securities except for those with floating or adjustable coupons or previously impaired securities, in which case, the prospective methodology is used.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Our investment in non redeemable preferred stock is carried at fair value.

Common stock investment in our wholly-owned insurance subsidiary, Life NY is stated at underlying statutory equity. Investments in our unaudited wholly-owned non-insurance subsidiaries, LGA and UASC have been nonadmitted in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SSAP 97). Common stocks also include our investment in Federal Home Loan Bank (FHLB) capital stock, which is carried at par value.

Mortgage loans on real estate, net are stated at their unpaid principal balance, net of valuation allowance.

Policy loans are stated at their aggregate unpaid balance.

Other invested assets include primarily our investments in joint ventures, limited liability companies and other forms of partnerships. These investments are carried at the underlying audited U.S. GAAP equity of the investee as defined in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, (SSAP 48). For those investments with affiliated entities, they are accounted for using the equity method as defined in SSAP 97. As a part of our community reinvestment initiatives, we have made equity investments in certain limited partnership and limited liability companies that finance the construction and rehabilitation of affordable rental housing, as well as stimulate economic development in low to moderate income communities. These investments are carried at proportional amortized cost as specified in SSAP No. 93, Low Income Housing Tax Credit Property Investments. Investments in surplus notes are stated at amortized cost if assigned an NAIC designation 1 to 2; otherwise, they are stated at the lower of amortized cost or fair value as specified in SSAP No. 41R, Surplus Notes. Investments in non-rated residual tranches or interests are also reported within Other invested assets and reported at the lower of cost or fair value.

Principal or interest payments on debt securities or loans are determined to be uncollectible when they are 90 days past due, and the amounts determined to be uncollectible are written off through the Statutory Statements of Operations. Interest is not accrued on debt securities or mortgage loans for which principal or interest payments are determined to be uncollectible.

We periodically review the value of our invested assets for other-than-temporary impairment (OTTI). If a decline in the fair value of the investment is deemed to be other-than-temporary (OTT), the difference between carrying value and the expected recovery value is charged to income as a realized capital loss. If there is an intent or a requirement to sell an invested asset, an impairment loss is recorded in the income statement in the period when intent changes or a requirement to sell is triggered.

Securities lending reinvested collateral is stated at the statutory value of the underlying investments comprising the reinvested collateral in accordance with investment policies above.

Cash, Cash Equivalents and Short-term Investments

Cash and cash equivalents consist of demand deposits and short-term highly liquid marketable securities with original maturities of less than three months at the time of purchase. At December 31, 2024, there were no separate account purchases awaiting reinvestment. As of December 31, 2023, cash included $2 of separate account purchases awaiting reinvestment. These funds are restricted from our use. Notes receivable from affiliates are included in cash equivalents and are carried at their outstanding principal balance. We did not own any short-term investments for the years ended December 31, 2024 and 2023.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Uncollected and Deferred Premiums

Uncollected premiums are gross premiums that are due and unpaid as of the reporting date, net of loading. Uncollected premiums more than 90 days past due are nonadmitted and therefore, are not presented in these financial statements. Deferred premiums are a current policy’s entire premium to the next policy anniversary date, less any deferred premiums that have been collected, net of loading.

Aggregate Reserve for Policies and Contracts

Reserves for traditional life insurance that are not subject to Principle Based Reserves are computed using the Net Level Premium Method or the Commissioners Reserve Valuation Method (CRVM). Interest rate assumptions range from 2.50% to 4.50%. Life insurance mortality assumptions are based on the 1958 CSO/CET, 1980 CSO/CET, 2001 CSO mortality tables (including the Preferred Class Structure mortality tables), or 2017 CSO mortality tables (including the Preferred Class Structure mortality tables). Reserves for traditional life insurance that are subject to Principle Based Reserves are computed using the Net Premium Reserve Method and the Deterministic/Stochastic Reserve Method prescribed by VM-20. Interest rate assumption used for the Net Premium Reserve Method range from 3.00% to 4.00%. Mortality assumptions used for the Net Premium Reserve Method are based on the 2017 CSO mortality tables. The assumptions used for Deterministic/Stochastic Reserve Method are the prudent estimate assumptions developed internally, as required by VM-20.

Universal life reserves are computed by the method specified in the NAIC Universal Life Model Regulation. Interest rate assumptions range from 1.00% to 4.50%. Bank Owned Life Insurance (BOLI) reserves are equal to our share of the actual gross account values. Fixed deferred annuity reserves are computed using the Commissioners Annuity Reserve Valuation Method (CARVM) as defined by Actuarial Guideline XXXIII. Annuity interest rate assumptions are the statutory interest rates. Interest rates range from 3.00% to 8.75%. Fixed indexed annuity reserves are computed using the Commissioners Annuity Reserve Valuation Method (CARVM) as defined by Actuarial Guideline XXXIII and Actuarial Guideline XXXV. Annuity interest rate assumptions are the statutory interest rates. The interest rates range from 4.25% to 4.50%. Reserves for annuities in payout status are computed as the present value of future benefits. Annuity interest rate assumptions are the statutory interest rates or contract guaranteed rates, whichever are more conservative. Mortality assumptions are based on the 1983a, A2000, or 2012 IAR mortality tables. Interest rates range from 0.00% to 7.75%.

The Active Life Reserves for Income Replacement policies issued through 1993 are valued on a two-year full preliminary term basis using 4.00% interest and a modification of the 1964 CDT table. The Active Life Reserves for policies issued in 1994 and later are valued on a two-year full preliminary term basis using 4.00% interest and a modification of the 1985 CIDA. The Disabled Life Reserves are valued using a 3.00% interest rate and the 1985 CIDC table. The Active Life Reserves for In-Hospital Cash policies are valued on a two-year full preliminary term basis, using 4.00% interest and a modification of the 1969 Society of Actuaries Intercompany Experience study. The Active Life Reserves for Issue Age and Attained Age Standardized Medicare Supplement Plans are valued on a two-year full preliminary term basis using 4.00% interest for issues prior to 2013, 3.5% for issues between 2013 and 2020, 3.0% for 2021 and later issues, and a modification of the 1994 Tillinghast claim cost tables.

Insurance Revenues and Expenses

Premiums on traditional life insurance products are recognized as revenues as they become due from policyholders under the terms of the insurance contract. Universal life premiums and annuity considerations are recognized when received while health premiums are earned ratably over the term of the related insurance policies. Benefits, policy administration, and other expenses are recognized as incurred over the lives of the policies. Premiums on a new third-party product offered to non-members on a commission basis, started recognizing revenue in August 2020 at the launch of a third-party distribution protected deferred annuity (PDA) product.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Capitalization policy

Capitalized costs related to purchased and internally developed software for internal use are amortized over a useful life of 3 years using the straight-line method.

Fair Value of Financial Instruments

The fair value estimates of our financial instruments were made at a point in time, based on relevant market information and information about the related financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale, at any one point in time, our entire holdings of a particular financial instrument. In addition, the tax ramifications related to the effect of fair value estimates have not been considered in the estimates. Under our supervision, the fair value of debt and equity securities presented was determined using an independent pricing service.

Federal Income Taxes

We are included in the consolidated federal income tax return filed by our parent, United Services Automobile Association (USAA). Members of the consolidated group are jointly and severally liable for the group’s consolidated income tax liability under Regulation Section 1.1502-6(a). Current taxes are allocated to the separate subsidiaries of USAA based upon a written tax allocation agreement, whereby companies receive a current benefit to the extent that their losses are utilized by the consolidated group. However, for separate company financial statement purposes, our accounting policy is to report taxes on a separate company reporting basis. Separate company current taxes are computed at a 21% rate on regular taxable income adjusted for any consolidated benefits allocated to the companies. Any balance in Current federal income taxes recoverable, if applicable, represents federal income taxes recoverable from USAA, and any balance in Current federal income taxes payable, if applicable, represents federal income taxes payable to USAA, according to the allocation agreement.

Deferred income taxes are recognized for tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes of a change in tax rates is recognized in Unassigned surplus in the period that includes the enactment date.

The Inflation Reduction Act was enacted on August 16, 2022, which, among other provisions, implements a new Corporation Alternative Minimum Tax (CAMT) based on average adjusted financial statement income, and is effective for tax years beginning after December 31, 2022. While USAA is subject to CAMT due to meeting the defined thresholds, this new tax legislation did not have an impact to USAA’s financial position or results of operations for the year ended December 31, 2024 or 2023.

E.	Current Vulnerability Due to Certain Concentrations

We mitigate our concentration risk through the use of reinsurance and by conducting business in 49 states, and the District of Columbia. See Note 14 for further discussion.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

F.	Basis of Accounting

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department, which vary in some respects from GAAP. The more significant of these differences are as follows:

Policy Acquisition Costs

The costs of acquiring business are expensed when incurred; under GAAP, certain acquisition costs, to the extent recoverable, would be deferred and amortized over the periods benefited.

Investments

Investments in bonds are reported at amortized cost or fair value based on their NAIC rating. For GAAP, fixed maturity investments are classified as available-for-sale, which are reported at fair value with unrealized holding gains and losses reported in accumulated other comprehensive income. For statutory reporting, unrealized holding gains and losses are recorded to Unassigned surplus.

The asset valuation reserve (AVR), which is not required by GAAP, is determined by an NAIC formula and provides a valuation allowance for invested assets. In addition, a liability for the interest maintenance reserve (IMR) has been recorded to capture the realized capital gains and losses for fixed income investments due to interest rate changes. IMR is not required by GAAP.

Securities Lending

Securities lending collateral reinvested in debt securities is carried at the lower of amortized cost or fair value based on their NAIC rating. For GAAP, collateral reinvested in debt securities is carried at fair value.

Subsidiaries

The financial statements of our subsidiaries are not consolidated with our financial statements as would be required under GAAP; rather, these investments are carried at their net equity value with amounts actually received in the form of dividends included in investment income, while undistributed equity in Net income is included with unrealized gains and losses on investments as a credit or charge to Unassigned surplus.

Nonadmitted Assets

Certain assets designated as nonadmitted are excluded from the accompanying Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and are charged directly to Unassigned surplus; under GAAP, such assets are included in the balance sheet.

Reinsurance

Ceded reinsurance amounts related to policyholder liabilities are reported as reductions of the related reserves rather than as assets, as would be required under GAAP.

Premiums

Premiums are taken into income over the premium paying period of the related policies, with some investment contracts being accounted for under the deposit method of accounting. Under GAAP, premiums that are in excess of policy charges are deferred.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Deferred Income Taxes

Gross deferred tax assets are reduced by valuation allowance adjustments when it is more likely-than-not that all or a portion of the deferred tax asset will not be realized. Admitted deferred tax assets are limited to 1) the amount of federal income taxes paid in the prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service (IRS) tax loss carryforward provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, computer equipment and computer software for internal use, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state income taxes.

Under GAAP, state income taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets that are not more likely-than-not to be realized.

Policyholder Dividends

A liability for undistributed income allocable to participating policyholders has not been recorded as would be required under GAAP.

Policy Reserves

Policy reserves are based on statutory-basis mortality and interest requirements without consideration of withdrawal, except for Principle Based Reserves. Statutory reserves may differ from reserves based on best estimates with a provision for adverse deviation of mortality, interest and withdrawals.

Reserve Valuation

Reserve valuation changes for existing policies, prescribed under statutory accounting principles, are accounted for as adjustments to Unassigned surplus in the year in which they occur. No entry is required under GAAP.

G.	Going Concern

Management does not believe there are any conditions or events, considered in the aggregate, that raise doubt about our ability to continue as a going concern.

(2)	Accounting Changes and Correction of Errors

We recorded immaterial corrections as prior year adjustments to surplus in the aggregate amounts of $(6) and $(7) as of December 31, 2024 and 2023, respectively.

Accounting changes

We did not make any accounting changes during the year ended December 31, 2024. In 2023, we made a data input change to the valuation for structured settlements with life contingencies (SSAs) for the age of the policyholder. Historically, actual age had been used, but was replaced with rated age. The valuation change was approved by TDI and upon implementation resulted in a $30 reserve destrengthening for SSAs issued prior to 2023, reflected in accordance with SSAP No. 3, Accounting Changes and Correction of Errors.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(3)	Investments

A.	Investments in Debt and Equity Securities

The statement value and fair value of investments in debt securities are as follows:

	December 31, 2024
Debt securities	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Governments and agencies	$153	$1	$(8)	$146
All other governments	232	—	(40)	192
States, territories and possessions	206	2	(17)	191
Political subdivisions of states, territories and possessions	340	9	(1)	348
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	2,543	18	(232)	2,329
Industrial and miscellaneous	23,127	111	(2,788)	20,450
Hybrid securities	212	1	(14)	199
Total debt securities	$26,813	$142	$(3,100)	$23,855

	December 31, 2023
Debt securities	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Governments and agencies	$52	$—	$(5)	$47
All other governments	201	2	(27)	176
States, territories and possessions	218	4	(14)	208
Political subdivisions of states, territories and possessions	399	16	(1)	414
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	2,860	46	(200)	2,706
Industrial and miscellaneous	20,905	192	(2,356)	18,741
Hybrid securities	244	1	(28)	217
Total debt securities	$24,879	$261	$(2,631)	$22,509

The fair value of debt securities was determined using an independent security pricing service, which may differ from NAIC prescribed fair values used for statutory reporting purposes. See Note 5 regarding fair value measurement.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The statement value and fair value of debt securities at December 31 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations.

	2024		2023

	Statement Value	Fair Value	Statement Value	Fair Value

Due in one year or less	$563	$559	$673	$666
Due after one year through five years	3,990	3,886	3,663	3,549
Due after five years through ten years	3,306	3,107	3,806	3,616
Due after ten years	13,757	11,310	11,965	10,154
Asset-backed and mortgage-backed securities	5,197	4,993	4,772	4,524

Total debt securities	$26,813	$23,855	$24,879	$22,509

Proceeds from the activity of investments in bonds, and the related capital gains and losses and OTTI on bonds, mortgage loans and other invested assets, are as follows:

	Years Ended December 31
	2024	2023
Proceeds from bonds:
Sales	$1,198	$1,435
Proceeds from other than sales	1,983	1,339

Total proceeds from bonds	$3,181	$2,774

Net realized capital gains (losses):
Bonds:
Gross realized capital gains on sales	$26	$39
Gross realized capital losses on sales	(61)	(78)

Net realized capital losses on bond sales	(35)	(39)
Net realized capital gains on dispositions other than sales	6	2
Net realized losses on dispositions other than sales	(6)	(1)
OTTI	—	(4)

Total bond net realized capital losses	(35)	(42)
Impairment of mortgage loans	—	(4)
Other invested assets	(5)	—

Net realized capital losses before federal income taxes	(40)	(46)
Realized capital gains (losses) transferred to IMR, net of taxes	24	31
Federal income tax expense	(5)	(6)

Net realized capital losses	$(11)	$(9)

Note: Current and prior year total proceeds from bonds includes prepayment penalties and non-cash exchanges.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Gross investment income was $1,346 and $1,206 during 2024 and 2023, respectively. Investment and interest expenses were $20 and $23 for 2024 and 2023, respectively.

Set forth below are gross unrealized losses and fair values for debt and equity securities stated at amortized cost, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as follows:

	December 31, 2024

	Less than 12 months		12 months or more		Total

Description of securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Debt securities:
U.S. Government and agencies	$64	$(2)	$32	$(6)	$96	$(8)
All other governments	67	(3)	120	(37)	187	(40)
States, territories and possessions	26	(1)	110	(16)	136	(17)
U.S. political subdivisions of states, territories and possessions	37	—	10	(1)	47	(1)
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	281	(7)	1,404	(225)	1,685	(232)
Industrial and miscellaneous	5,550	(230)	10,724	(2,558)	16,274	(2,788)
Hybrid securities	10	—	167	(14)	177	(14)

Total debt securities	6,035	(243)	12,567	(2,857)	18,602	(3,100)

Equity securities:
Non redeemable preferred stocks	15	—	19	(5)	34	(5)

Total debt and equity securities	$6,050	$(243)	$12,586	$(2,862)	$18,636	$(3,105)

	December 31, 2023

	Less than 12 months		12 months or more		Total

Description of securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Debt securities:
U.S. Government and agencies	$5	$—	$31	$(5)	$36	$(5)
All other governments	8	—	131	(27)	139	(27)
States, territories and possessions	9	—	130	(14)	139	(14)
U.S. political subdivisions of states, territories and possessions	33	—	10	(1)	43	(1)
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	174	(2)	1,532	(198)	1,706	(200)
Industrial and miscellaneous	1,009	(33)	12,441	(2,323)	13,450	(2,356)
Hybrid securities	168	(25)	28	(3)	196	(28)

Total debt securities	1,406	(60)	14,303	(2,571)	15,709	(2,631)

Equity securities:
Non redeemable preferred stocks	—	—	19	(5)	19	(5)

Total debt and equity securities	$1,406	$(60)	$14,322	$(2,576)	$15,728	$(2,636)

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

We monitor our debt investment securities for OTTI when the fair value of the security has declined below amortized cost. The evaluation for potential OTTI is performed on an individual security basis based upon the facts and circumstances of that security and the probability of recovery. If it is determined that the decline is OTT, the difference between carrying value and the expected recovery value is charged to income as a realized capital loss. At December 31, 2024 and 2023, the unrealized losses on investment securities are not considered other than temporarily impaired but rather the result of current interest rate conditions. Although we have the positive intent and ability to hold any securities in an unrealized loss position to anticipated recovery, management may sell a security in response to unanticipated asset liability matching needs, significant market movements, or changes in business plans.

B.	Loan-Backed and Structured Securities

For loan-backed and structured securities, we considered cash flow analysis, rating agency analysis, market and sector conditions, and qualitative and quantitative information specific to the issuer of the security to determine if impairment was OTT.

We did not recognize any OTTI for loan backed securities in 2024.

Loan-backed securities for which OTTI have been recognized and are classified as follows at December 31, 2023:

	2023

		OTTI Recognized in Loss

	Amortized Cost Before OTTI	Interest	Non-interest	Fair Value

OTTI recognized:
Intent to sell	$2	$—	$1	$1

Total	$2	$—	$1	$1

Below are the loan-backed securities held at December 31, 2023 for which OTTI have been recognized based on the fact that the present value of projected cash flows expected to be collected is less than the amortized cost of the securities:

2023
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
05493AAJ9	$2	$1	$1	$1	$1	09/30/2023
05493AAJ9	1	1	—	1	1	12/31/2023
Total	XXX	XXX	1	XXX	XXX	XXX

For securities with amortized cost or adjusted amortized cost:

Column 2 minus Column 3 should equal Column 4

Column 2 minus Column 4 should equal Column 5

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Loan-backed and structured securities in unrealized loss positions as of year-end, stratified based on length of time continuously in these unrealized loss positions, are as follows:

	2024	2023
Aggregate amount of unrealized loss
Less than twelve months	$243	$3
Twelve months or longer	2,861	272
Aggregate fair value of securities with unrealized loss
Less than twelve months	$6,051	$281
Twelve months or longer	12,587	2,413

C.	Securities Lending Collateral

Securities lending program

Under the terms of our securities lending program, initial collateral (either in the form of cash or investment securities) is required at a rate of 102% and 105% of the market value of a loaned domestic and foreign security, respectively. The cash collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent into short-term investments. The reinvested collateral of $90 and $122 in 2024 and 2023, respectively, was reported as Securities lending reinvested collateral assets and the offsetting collateral liability is reported as Payable for securities lending on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

We receive primarily cash collateral in an amount in excess of the fair value of the securities lent. Our lending agent reinvests the cash collateral in higher yielding securities than the securities which we lend to other entities under the arrangement.

The aggregate amount of our collateral liability under our securities lending program is as follows at December 31:

	Fair Value
	2024	2023
Open	$90	$122
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—

Subtotal	90	122
Securities received	—	—

Total collateral received	$90	$122

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The aggregate amount of our collateral asset (received and reinvested) is as follows at December 31:

	2024		2023

	Amortized Cost	Fair value	Amortized Cost	Fair value

Open (cash)	$90	$90	$122	$122

30 days or less	—	—	—	—

31 to 60 days	—	—	—	—

61 to 90 days	—	—	—	—

91 to 120 days	—	—	—	—

121 to 180 days	—	—	—	—

181 to 365 days	—	—	—	—

1 to 2 years	—	—	—	—

2 to 3 years	—	—	—	—

Greater than 3 years	—	—	—	—

Subtotal	$90	$90	$122	$122

Securities received	—	—	—	—

Total collateral reinvested	$90	$90	$122	$122

Collateral investment maturities are primarily short term in nature but may vary depending upon the type of security, which can range from overnight to three years. To manage the liquidity risk resulting from the mismatch of collateral repayment requirements and the maturity of invested collateral, the program requires minimum levels of investments that mature on an overnight basis. These overnight investments create significant liquidity in case of a large unexpected demand for the return of collateral. Liquidity can also be generated through the sale of short-term investments held in the collateral portfolio, or, if necessary, by increasing the rate paid by us on the cash collateral in order to attract liquidity from borrowers in an extreme liquidity crisis. Additionally, we include these investments as part of the overall evaluation of debt securities for OTTI. We have not recognized any OTTI on invested collateral received for loaned securities.

Loaned securities

We engage in securities lending whereby certain securities from our portfolio are loaned to other institutions for short periods of time. The total amount of loaned securities as of December 31, 2024 and 2023 were $100 and $123, respectively. We maintain full ownership rights to the securities loaned and accordingly, the loaned securities are classified as investments. These securities loaned are restricted, see Note 3F.

Securities are loaned in exchange for collateral, primarily on an overnight basis, with a maximum maturity of 90 days.

D.	Mortgage Loans

At December 31, 2024 and 2023, our investments in mortgage loans were $2,564 and $2,708, respectively.

The maximum loan-to-value ratio of any loan at the time of the loan was 71.2% in 2024 and 2023. The rate of interest on our new commercial mortgage loans ranged from 5.50% to 6.65% in 2024 and 5.80% to 6.65% in 2023.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

There were no impairments during the year ended December 31, 2024. During 2023 we impaired the Civic Center Plaza commercial mortgage loan with an original carrying value of $16 to $12.

All mortgage loans were current and the recorded investment was current and not past due greater than 30 days at December 31, 2024. We had $2,696 of current mortgage loans and $12 of mortgage loans greater than 90 days past due at December 31, 2023.

The commercial real estate loans consist of participating and direct origination loans. In evaluating the credit quality of commercial real estate loans, we assess the performance of the loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value (LTV) and debt service coverage ratios to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to refinance or sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower.

The average LTV ratio is based on our most recent estimate of the fair value for the underlying property, which is evaluated at least annually and updated more frequently, if necessary, to better indicate risk associated with the loan. A lower LTV indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold.

The LTV ratio for commercial real estate loans by property type is as follows:

	2024

	< 30%	30-50%	51-75%	>75%	Total

Property type

Hospitality	$—	$28	$25	$55	$108

Industrial	19	35	466	—	520

Multi-family	—	174	644	295	1,113

Office	—	57	53	232	342

Retail	—	28	199	—	227

Self-storage	17	102	95	—	214

Student Housing	—	—	—	40	40

Total recorded investment	$36	$424	$1,482	$622	$2,564

% of total	1%	17%	58%	24%	100%

Weighted-average LTV ratio	0.24	0.43	0.60	0.92	0.64

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

	2023

	< 30%	30-50%	51-75%	>75%	Total

Property type

Hospitality	$—	$12	$75	$26	$113

Industrial	12	67	429	—	508

Multi-family	—	181	670	313	1,164

Office	—	59	107	234	400

Retail	—	4	268	14	286

Self-storage	18	90	62	—	170

Student Housing	—	—	27	40	67

Total recorded investment	$30	$413	$1,638	$627	$2,708

% of total	1%	15%	61%	23%	100%

Weighted-average LTV ratio	0.23	0.45	0.62	0.87	0.65

The debt service coverage ratio is based on normalized annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently, if necessary, to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower’s liquidity or access to other resources. A 1.00 debt service coverage ratio indicates that the net operating income of the property is sufficient to meet debt service coverage payments.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The debt service coverage ratio of commercial mortgage loans by property type is as follows:

	2024				2023

			Greater than				Greater than
	<1.10	1.10-2.00	2.00	Total	<1.10	1.10-2.00	2.00	Total

Property type:

Hospitality	$—	$92	$17	$109	$—	$113	$—	$113

Industrial	—	345	175	520	—	294	214	508

Multi-family	78	663	373	1,114	53	647	464	1,164

Office	96	147	98	341	65	234	100	399

Retail	—	103	124	227	14	171	101	286

Self-storage	—	74	139	213	—	30	141	171

Student Housing	—	40	—	40	—	67	—	67

Total recorded investment	$174	$1,464	$926	$2,564	$132	$1,556	$1,020	$2,708

% of total	7%	57%	36%	100%	5%	57%	38%	100%

Weighted-average debt coverage ratio	1.02	1.55	2.65	1.93	0.93	1.6	2.64	1.96

The commercial real estate loan portfolio is geographically dispersed across the United States. At December 31, 2024 and 2023, the four geographic regions with the highest concentration of our commercial real estate loan portfolio were: the pacific, mideast, east north central, and the southwest.

	2024		2023
		% of Outstanding		% of Outstanding
	Loan Balance	Loan Balances	Loan Balance	Loan Balances
Pacific	$672	26.20%	$756	27.88%
Mideast	386	15.04%	392	14.48%
East North Central	379	14.78%	355	13.11%
Southwest	350	13.67%	423	15.61%
Northeast	280	10.90%	288	10.65%
Mountain	223	8.70%	222	8.21%
Southeast	163	6.37%	147	5.43%
West North Central	111	4.34%	125	4.63%

Total	$2,564	100.00%	$2,708	100.00%

We have no taxes, assessments or amounts advanced that are not included in the mortgage loan totals.

E.	Other Invested Assets

We have investments in unaffiliated partnership interests of $363 and $396 as of December 31, 2024 and 2023, respectively. We also have investments in non-rated residual tranches/interests of $5 and $3 as of December 31, 2024 and 2023, respectively. The classifications for non-rated residual tranches/interests changed from bonds to other long-term invested assets, per changes adopted and effective as of December 31, 2023 to SSAP No. 43R, Loan-Backed and Structured Securities. In addition, we have an investment in an unaffiliated surplus debenture with Nationwide Mutual Insurance for $6 as of December 31, 2024 and 2023.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Low-Income Housing Tax Credits

We have investments of $177 and $163 in various LIHTCs for 2024 and 2023, respectively. Unexpired state premium tax credits have a remaining life between 3 - 8 years. There is no minimum required holding period and we are not aware of any regulatory review associated with our LIHTC investments. We recognized LIHTC benefits of $15 and $4 in 2024 and 2023, respectively.

Equity contributions committed to the LIHTC investments are included in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and are as follows:

Year	Projected Contributions
2025	$37
2026	35
2027	13
2028	4
2029	2
Thereafter	2

Total	$93

F.	Restricted Assets

Set forth below is information regarding our restricted assets at December 31:

2024
	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year					6	7	8	9	Percentage
	1	2	3	4	5					10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account Activity (a)	Total Separate Account Restricted Assets	Separate Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$90	$—	$—	$—	$90	$122	$(32)	$—	$90	0.28%	0.28%
FHLB capital stock	11	—	—	—	11	10	1	—	11	0.03%	0.03%
On deposit with states	199	—	—	—	199	196	3	—	199	0.62%	0.63%
Pledged as collateral to FHLB (including assets backing funding agreements)	50	—	—	—	50	50	—	—	50	0.15%	0.16%
Loaned securities	100				100	123	(23)		100	0.31%	0.31%
Separate account purchases awaiting reinvestment	—	—	—	—	—	2	(2)	—	—	—%	—%
Total restricted assets	$450	$—	$—	$—	$450	$503	$(53)	$—	$450	1.40%	1.42%

(a) Subset of column 1

(b) Subset of column 3

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2023
	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year					6	7	8	9	Percentage
	1	2	3	4	5					10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity (a)	Total Protected Cell Account Restricted Assets	Protected Cell Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$122	$—	$—	$—	$122	$123	$(1)	$—	$122	0.40%	0.41%
FHLB capital stock	10	—	—	—	10	10	—	—	10	0.03%	0.03%
On deposit with states	196	—	—	—	196	215	(19)	—	196	0.65%	0.66%
Pledged as collateral to FHLB (including assets backing funding agreements)	50	—	—	—	50	51	(1)	—	50	0.17%	0.17%
Loaned securities	123				123	150	(27)		123	0.41%	0.41%
Separate account purchases awaiting reinvestment		—	2	—	2	2	—	—	2	0.01%	0.01%
Total restricted assets	$501	$—	$2	$—	$503	$551	$(48)	$—	$503	1.67%	1.69%

(a) Subset of column 1

(b) Subset of column 3

The restricted assets on deposit with states are bonds on deposit with various governmental agencies and others as required by law.

For further details regarding the restricted asset categories, see the corresponding notes shown below:

Restricted Asset Category	Note Disclosure
Collateral held under security lending agreements	Note 3C
FHLB capital stock	Note 9
Pledged as collateral to FHLB (including assets backing funding agreements)	Note 9
Loaned securities	Note 3C
Separate account purchases awaiting reinvestment	Note 1D

The collateral received and reflected as assets in financial statements is as follows at December 31:

2024
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account
Cash equivalents - securities lending	$90	$90	0.28%	0.28%
Total collateral assets	$90	$90	0.28%	0.28%

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2023
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account
Cash equivalents - securities lending	$122	$122	0.41%	0.41%
Total collateral assets	$122	$122	0.41%	0.41%

	2024		2023
	Amount	% of Liability to Total Liabilities	Amount	% of Liability to Total Liabilities
Recognized Obligation to Return Collateral Asset (General Account)	$90	0.31%	$122	0.45%
Recognized Obligation to Return Collateral Asset (Separate Account)	—	—%	—	—%

G.	5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria:

•	Documentation necessary to permit a full credit analysis of a security by the SVO does not exist or an NAIC CRP credit rating for an FE or PL security is not available

•	The issuer or obligor is current on all contracted interest and principal payments

•	The insurer has an actual expectation of ultimate payment of all contracted interest and principal

The following securities were designated as 5GI as the documentation necessary for the SVO to perform a full credit analysis was not available. The securities were current on all contractual interest and principal payments. The following table reflects 5GI securities at December 31:

Investment	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	2024	2023	2024	2023	2024	2023
Bonds – AC	1	1	$ 4	$ 4	$ 3	$ 3
Total	1	1	$ 4	$ 4	$ 3	$ 3

AC – Amortized Cost

H.	Prepayment Penalties and Acceleration Fees

For securities sold, redeemed or disposed, the prepayment penalties and acceleration fees in the statutory financial statements are as follows at December 31:

	2024	2023
	General Account
Number of CUSIPs	19	10
Aggregate amount of insurance income	$6	$8

 (a) CUSIPs presented in whole numbers

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(4)	Derivative Instruments

A.	Derivatives under SSAP No. 86, Derivatives (SSAP No. 86)

We are exposed to various risks relating to our ongoing business operations, including interest rate risk. The Company uses a variety of strategies to manage this risk, including the use of derivatives. We manage our counterparty credit risk associated with derivative instruments by entering into legally enforceable master netting agreements, where possible, and exchanging margin and collateral with our counterparties, typically in the form of cash.

We execute pay floating/receive fixed interest rate swaps to reduce our exposure to changes in interest rates for asset backed securities and commercial mortgage backed securities in our investment portfolio. In an interest rate swap, we agree with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. We may elect hedge accounting and designate qualifying swaps in cash flow hedging relationships.

To qualify for hedge accounting under SSAP No. 86, at the inception of the hedging relationship, we formally document our risk management objective and strategy for undertaking the hedging transaction, as well as our designation of the hedge as a hedge of the variability of cash flows to be received or paid related to a forecasted transaction or a recognized asset or liability (cash flow hedge). We designate and account for these swaps as cash flow hedges when they have met the effectiveness criteria of SSAP No. 86. As of December 31, 2024, we held nine interest rate swaps, which were designated as cash flow hedges. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

The swaps are valued in a manner consistent with the underlying hedged item, if the swaps meet the criteria for highly effective hedges. Asset backed securities and commercial mortgage backed securities that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore, swaps hedging such bonds are also carried at amortized cost. Asset backed securities and commercial mortgage backed securities that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, swaps hedging such bonds are also carried at the lower of amortized cost or estimated fair value.

As of December 31, 2024, the hedged items had an NAIC designation of 1 through 5, therefore the swaps are carried at amortized cost, which is $0. Cash flows associated with the swaps are presented with the cash flows from the hedged items in Net investment income.

At December 31, 2024, the maximum length of time over which our exposure to variability in future cash flows for forecasted transactions is hedged did not exceed 4.4 years.

The following is the aggregate fair value of the derivative instruments as of December 31, 2024:

Derivative instrument	Notional	Net Unrealized Gains (Losses)	Fair Value	Carrying Value	Net Interest Income (Loss)
OIS SOFR Compound Swap	$705	$—	$ (2)	$—	$ (5)

The following is the aggregate fair value of the derivative instruments as of December 31, 2023:

Derivative instrument	Notional	Net Unrealized Gains (Losses)	Fair Value	Carrying Value	Net Interest Income (Loss)
OIS SOFR Compound Swap	$200	$—	$ (1)	$—	$ (2)

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

We enter into various collateral arrangements, which may require the pledging of collateral in connection with derivatives. We pledge cash to satisfy initial margin and variation margin requirements. The table below summarizes the collateral pledged in connection with centrally cleared derivatives as of December 31, 2024.

	Cash	Securities	Total
Initial Margin	$11	$—	$11
Variation Margin	2	—	2
Total	$13	$—	$13

The table below summarizes the collateral pledged in connection with centrally cleared derivatives as of December 31, 2023.

	Cash	Securities	Total
Initial Margin	$5	$—	$5
Variation Margin	1	—	1
Total	$6	$—	$6

(5)	Financial Assets Measured at Fair Value

A.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties. The fair value of a liability is the amount at which the liability could be incurred or settled in a current transaction between willing parties.

Fair values are based on quoted market prices when available. If quoted market prices are not available for the specific security, then fair values are estimated using pricing models utilized by an independent pricing service to ascertain the fair values. Fair value is generally estimated using discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, we estimate fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

Our financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value (SSAP 100R). SSAP 100R establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly for substantially the full term of the financial instruments.

•	Level 3 – inputs to the valuation methodology are unobservable for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as certain bonds and preferred stock when carried at the lower of cost or market.

Valuation techniques utilized by pricing services and prices obtained from external sources are reviewed by investment professionals who are familiar with the securities being priced and the markets in which they trade to ensure the fair value determination is representative of an exit price. Pricing services consider such data as widely published indices (benchmarks), recent trades, changes in interest rates, general economic conditions and the credit quality of the specific issuers.

The following tables summarize the assets and liabilities measured and reported at fair value in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and by the valuation hierarchy (as described above) as of December 31:

	2024
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

Assets at fair value:
Non redeemable preferred stocks	$—	$11	$40	$—	$51
Securities lending reinvested collateral assets	90	—	—	—	90
Separate account assets	5	—	—	—	5
Residual interests	—	1	3	—	4

Total assets at fair value/NAV	$95	$12	$43	$—	$150

Liabilities at fair value:
Separate account liabilities	5	—	—	—	5

Total liabilities at fair value/NAV	$5	$—	$—	$—	$5

Net fair value	$90	$12	$43	$—	$145

	2023
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

Assets at fair value:
Non redeemable preferred stocks	$—	$11	$40	$—	$51
Securities lending reinvested collateral assets	122	—	—	—	122
Separate account assets	6	—	—	—	6
Residual interests	—	1	2	—	3

Total assets at fair value/NAV	$128	$12	$42	$—	$182

Liabilities at fair value:
Separate account liabilities	6	—	—	—	6

Total liabilities at fair value/NAV	$6	$—	$—	$—	$6

Net fair value	$122	$12	$42	$—	$176

Level 1 Financial Instruments

Included within Level 1 are Securities lending reinvested collateral assets, separate account assets and separate account liabilities which consist primarily of highly liquid mutual funds for which there are quoted prices in active markets. Where quoted prices are available in an active market, securities are classified in Level 1 of the valuation hierarchy.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Level 2 Financial Instruments

Included within Level 2 are non redeemable preferred stocks and non-rated residual tranches/interests, which are required to be measured at fair value. The fair value of these securities was estimated by an independent pricing service utilizing pricing models to ascertain the fair values. The pricing models incorporate observable market data such as benchmark yields and recent trades. Based upon an analysis of the procedures and techniques developed by our independent pricing service, we determined that securities valued in this manner should be classified within Level 2 of the valuation hierarchy.

Level 3 Financial Instruments

Included within Level 3 securities are non redeemable preferred stocks and residual interests which are required to be measured at fair value. The fair value of these securities were estimated using broker quotes to ascertain the fair values.

The table below includes a rollforward of the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus amounts (including the change in fair value) for assets classified within Level 3 of the valuation hierarchy for the year ended December 31:

	2024
Description for each class of asset	Beginning Balance at 01/01/2024	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Surplus	Purchases	Ending Balance at 12/31/2024

Non redeemable preferred stocks	$40	$19	$(19)	$—	$—	$40
Residual interests	2	4	(4)	—	2	3

Total	$42	$23	$(23)	$—	$2	$43

	2023
Description for each class of asset	Beginning Balance at 01/01/2023	Transfers into Level 3	Total gains and (losses) included in Surplus	Ending Balance at 12/31/2023

Non redeemable preferred stocks	$21	$18	$1	$40
Residual interests	$—	2	$—	2

Total	$21	$20	$1	$42

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

B.	The fair value of financial instruments is as follows at December 31:

2024

Type of Financial Instrument	Aggregate Fair Value including Not Practicable	Admitted Values	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)

Assets:

Bonds	$23,855	$26,813	$4	$23,149	$696	$—	$6

Preferred stock	51	51	—	11	40	—	—

Common stock	114	114	—	—	—	—	114

Mortgage loans	2,310	2,564	—	—	2,310	—	—

Cash and cash equivalents	684	684	684	—	—	—	—

Policy loans	182	182	—	—	—	—	182

Other invested assets	551	551	—	8	3	—	540

Securities lending reinvested collateral assets	90	90	90	—	—	—	—

Separate account assets	5	5	5	—	—	—	—

Liabilities:

Liability for deposit-type contracts	2,676	3,078	—	—	2,676	—	—

Payable for securities lending	90	90	90	—	—	—	—

Separate account liabilities	5	5	5	—	—	—	—

2023

Type of Financial Instrument	Aggregate Fair Value including Not Practicable	Admitted Values	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)

Assets:

Bonds	$22,509	$24,879	$5	$21,706	$793	$—	$5

Preferred stock	51	51	—	11	40	—	—

Common stock	113	113	—	—	—	—	113

Mortgage loans	2,460	2,708	—	—	2,460	—	—

Cash and cash equivalents	507	507	507	—	—	—	—

Policy loans	170	170	—	—	—	—	170

Other invested assets	569	568	—	8	2	—	559

Securities lending reinvested collateral assets	122	122	122	—	—	—	—

Separate account assets	6	6	6	—	—	—	—

Liabilities:

Liability for deposit type contracts	2,452	2,792	—	—	2,452	—	—

Payable for securities lending	122	122	122	—	—	—	—

Separate account liabilities	6	6	6	—	—	—	—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Financial instruments for which it is not practicable to determine fair value are as follows at December 31:

	Carrying Value
Type of Financial Instrument	2024	2023	Effective Interest Rate	Maturity Date	Explanation

Assets:

Bonds	$6	$5	N/A	N/A	b

Common stock	114	113	N/A	N/A	a,d

Policy loans	182	170	1.0% to 7.4%	N/A	e

Other invested assets	540	559	N/A	N/A	b,c

(a)	Consists of investments in FHLB for which there is no observable market value.

(b)	Consists of tax credits for which there is no observable market value.

(c)	Consists of equity method investments for which there is no observable market value.

(d)	Consists of investments in affiliated entities for which there is no observable market value.

(e)	The carrying value of contract loans approximates the fair value.

(6)	Income Taxes

A.	Deferred Tax Asset

Management believes realization of the gross deferred tax assets is more likely-than-not based on the expectation such benefits could be utilized through loss carrybacks or by offsetting income from the reversal of existing taxable temporary differences, taxable income exclusive of reversing temporary differences, or tax-planning strategies.

Deferred tax assets and liabilities are valued at the rates at which they are expected to reverse in the future. The deferred tax assets and liabilities below have been valued at 21%.

The amount of deferred tax assets and deferred tax liabilities are as follows at December 31:

	2024			2023
	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$475	$67	$542	$425	$63	$488

Statutory valuation allowance adjustments	—	38	38	45	—	45

Adjusted gross deferred tax assets	475	29	504	380	63	443

Deferred tax assets nonadmitted	237	10	247	158	43	201

Net admitted gross deferred tax assets	238	19	257	222	20	242

Deferred tax liabilities	99	19	118	93	20	113

Net admitted deferred tax assets	$139	$—	$139	$129	$—	$129

The Change in net deferred income tax reported in Unassigned surplus before consideration of nonadmitted assets is comprised of the following components at December 31:

	2024	2023	Change

Net deferred tax asset	$386	$330	$56

Tax effect of unrealized gains	6	11	(5)

Net tax effect without unrealized gains	$392	$341	$51

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The amount of each result or component of the deferred tax admission calculation as of December 31 is shown below:

	2024			2023
	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—

Adjusted gross deferred tax assets expected to be realized after application of the lesser of the following threshold limitations:	139	—	139	129	—	129

Adjusted gross deferred tax assets expected to be realized following the balance sheet date	139	—	139	129	—	129

Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	415	XXX	XXX	417

Adjusted gross deferred tax assets offset by gross deferred tax liabilities	99	19	118	93	20	113

Deferred tax assets admitted as a result of the application of SSAP No. 101	$238	$19	$257	$222	$20	$242

The risk-based capital (RBC) level to determine the applicable realization period and percentage from the realization threshold limitation table for RBC Reporting Entities at December 31 is as follows:

	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount	988%	1,049%

Adjusted capital and surplus used to determine recovery period and threshold limitation	$3,068	$3,076

Our tax-planning strategies do not include the use of reinsurance-related tax-planning strategies. The impact of tax-planning strategies are as follows at December 31:

	2024		2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted Gross DTAs amount	$475	$29	$380	$63	$95	$(34)

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	35%	6%	—%	(6)%	35%

Net Admitted Adjusted Gross DTAs amount	$238	$19	$222	$20	$16	$(1)

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax-planning strategies	—%	—%	—%	—%	—%	—%

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

B.	Components of Current and Deferred Income Taxes

Current income taxes incurred consist of the following major components for the years ended December 31:

	2024	2023	Change

Federal	$32	$108	$(76)

Foreign	—	—	—

Subtotal	32	108	(76)

Federal income tax on net capital gains and IMR	(5)	(6)	1

Federal and foreign income taxes incurred	$27	$102	$(75)

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are presented below.

	2024	2023	Change

Deferred Tax Assets

Ordinary deferred tax assets:

Policyholder reserves	$274	$234	$40

Deferred acquisition costs	163	147	16

Policyholder dividend accrual	5	5	—

Fixed assets	24	22	2

Compensation and benefits accrual	8	7	1

Tax credit carry-forward	—	6	(6)

Other	1	4	(3)

Total ordinary gross deferred tax assets	475	425	50

Statutory valuation allowance adjustment	—	45	(45)

Nonadmitted deferred tax assets	237	158	79

Admitted ordinary deferred tax assets	238	222	16

Capital deferred tax assets:

Investments	67	63	4

Total capital gross deferred tax assets	67	63	4

Statutory valuation allowance adjustment	38	—	38

Nonadmitted deferred tax assets	10	43	(33)

Admitted capital deferred tax assets	19	20	(1)

Total admitted deferred tax assets	$257	$242	$15

Deferred Tax Liabilities

Ordinary deferred tax liabilities:

Investments	$79	$71	$8

Deferred and uncollected premium	14	12	2

Section 481 adjustment	3	6	(3)

Other (Including items <5% of total ordinary tax liabilities)	3	4	(1)

Total ordinary deferred tax liabilities	99	93	6

Capital deferred tax liabilities:

Investments	19	20	(1)

Total capital deferred tax liabilities	$19	$20	$(1)

Total deferred tax liabilities	$118	$113	$5

Net deferred tax assets	$139	$129	$10

There have not been any adjustments to gross deferred tax assets due to a change in circumstances that cause a change in judgement about the realizability of the related deferred tax assets.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.	Reconciliation of Federal Income Tax Rate to Actual Effective Rate

Our income tax incurred and Change in net deferred income tax differs from the amount obtained by applying the federal statutory rate of 21% to income before taxes as follows:

	2024	2023

Income before taxes	$96	$323

Provision computed at statutory rate	$20	$68

Increase (decrease) in incurred tax resulting from:

Interest maintenance reserve	(14)	(18)

Tax credits	(20)	(2)

Prior year adjustments	(2)	8

Deferred gain	(8)	(9)

Valuation Allowance	(7)	45

Tax credit carryforward	7	(4)

Expected incurred income tax (benefit) expense	$(24)	$88

Current income tax expense with tax on capital gains	$27	$102

Change in deferred income tax	(51)	(14)

Total statutory income tax (benefit) expense	$(24)	$88

D.	Tax Carryforwards and Protective Tax Deposits

Any tax loss or credit carryforwards are shown below, along with the amount of federal income taxes incurred in the current and prior years, if any, which are available as of December 31, 2024 for recoupment in the event of future net losses. Due to the enactment of Tax Legislation, only capital tax losses are available for recoupment for Life insurance companies. Also shown are any protective tax deposits we made with the Internal Revenue Service under Section 6603 of the Internal Revenue Code which are deemed to be an admitted asset.

Amount

Prior year federal tax incurred available for future losses

2024	$29

2023	—

2022	—

Protective tax deposit that is an admitted asset	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

E.	Consolidated Federal Income Tax Return

Our federal income tax return is filed in a consolidated group that consists of the following entities:

Catastrophe Reinsurance Company	USAA Investment Corporation

Enterprise Indemnity Captive Insurance Company, Inc.	USAA Investment Services Company

Garrison Property and Casualty Insurance Company	USAA Life General Agency, Inc.

United Services Automobile Association	USAA Life Insurance Company

USAA Annuity Services Corporation	USAA Life Insurance Company of New York

USAA Capital Corporation	USAA Property Holdings, Inc.

USAA Casualty Insurance Company	Noblr Inc.

USAA Federal Savings Bank	USAA Reciprocal Attorney In Fact, Inc.

USAA Financial Services Corporation	USAA Residential Real Estate Services, Inc.

USAA General Indemnity Company	USAA Savings Bank

USAA Insurance Agency, Inc.	UGSS, LLC

USAA ServCo, LLC	USAA Falcon Property & Casualty Insurance Company

USAA ServCo International Holdings, Inc

The method of allocation among the companies is subject to a written agreement, approved by our Board of Directors. The method of allocation chosen is in accordance with Internal Revenue Code Regulation 1.1502-33(d)(3), whereby profitable companies pay tax according to their separate return liability, and loss companies are credited with the tax benefit realized due to the utilization of their losses. Intercompany tax receivable and payable balances are paid quarterly between parent and subsidiary.

The 2021 through 2024 tax years remain subject to federal examination.

The amount of interest and penalties expense (benefit) recognized in the Statutory Statements of Operations is less than $1 for the years ended December 31, 2024 and 2023. We did not have any interest and penalties payable recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2024 and 2023.

F.	Federal and Foreign Income Tax Loss Contingencies

We have no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(7)	State Transferable and Non-Transferable Tax Credits

The carrying value of transferable and non-transferable state tax credits gross of any related tax liabilities and total unused transferable and non-transferable state tax credits is as follows as of December 31:

	2024
Description of State Transferable and Non-Transferable Tax Credits	State	Carrying Value	Unused Amount

Transferable tax credits:

ADVANTAGE CAPITAL NV 6.104 01/15/29	NV	$1	$2

ADVANTAGE CAPITAL OH 5.672 03/01/28	OH	2	2

ADVANTAGE CAPITAL CT 6.58 02/15/28	CT	1	1

RED STONE EQUITY FUND 113	CO	—	1

		$4	$6

Non-transferable tax credits:

STONEHENGE CAPITAL SC 5.5 03/01/26	SC	$—	$1

STONEHENGE CAPITAL MS 8.02 03/01/33	MS	1	1

STONEHENGE CAPITAL LA 8.195 03/01/30	LA	1	1

CAC 2021, LLC	VA	—	2

		$2	$5

Total state tax credits		$6	$11

	2023
Description of State Transferable and Non-Transferable Tax Credits	State	Carrying Value	Unused Amount

Transferable tax credits:

ADVANTAGE CAPITAL NV 6.104 01/15/29	NV	$1	$2

ADVANTAGE CAPITAL OH 5.672 03/01/28	OH	2	2

ADVANTAGE CAPITAL CT 6.58 02/15/28	CT	1	1

CAC 2021, LLC	VA	4	1

		$8	$6

Non-transferable tax credits:

STONEHENGE CAPITAL SC 5.5 03/01/26	SC	1	1

STATE OF COLORADO, DEPARTMENT OF TREASURY	CO	1	1

		$2	$2

Total state tax credits		$10	$8

The state tax credits are amortized in accordance with a utilization schedule established at the time we purchased the tax credit. We estimated the utilization of the tax credits by comparing forecasted premiums with historical tax liabilities for that particular state. All of the state tax credits are admitted assets and reported on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

We recognized $5 of impairment losses related to state tax credits in 2024. We recognized no impairment losses in 2023.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(8)	Related Party Transactions

A.	Transactions with Affiliates

1)

We received annuity considerations from UASC, a wholly-owned non-insurance subsidiary, of approximately $1,222 and $1,000 in 2024 and 2023, respectively, representing amounts received for structured settlements issued. See Notes 8C and 12A for additional information.

2)

We obtained our Board of Directors’ authority to enter into an intercompany funding agreement with USAA Capital Corporation (CAPCO). Under certain provisions of this agreement, as well as a separate Written Consent to Action by the Board of Directors providing authorization for us to loan money within the USAA group of companies, we are authorized to loan funds in excess of the current cash requirements under guidelines established with the Department. At December 31, 2024 and 2023, we had notes receivable of $156 and $151, respectively. Interest income related to this lending activity was $7 and $5 for 2024 and 2023, respectively.

We did not receive any capital contributions from USAA during 2024. We received capital contributions of $75 in 2023.

We did not make any capital contributions to our insurance subsidiary Life of NY during 2024. We made capital contributions of $15 during 2023.

In addition, we are authorized under the same Written Consent of Action by the Board of Directors and certain provisions of the intercompany funding agreement with CAPCO to borrow up to $1,250 at any one time on an unsecured basis. While there were no borrowings outstanding as of December 31, 2024 and 2023, there were intra-month borrowing activities during the year for which interest expenses of a de minimis amount and $1 were recorded in 2024 and 2023, respectively.

Interest rates related to the intercompany funding agreement are based on the rate CAPCO could obtain in the open market and ranged from 4.30% to 5.33% and from 4.28% to 5.31% in 2024 and 2023, respectively.

3)

Effective January 1, 2021, USAA and USAA Life entered into the Amended Reimbursement Agreement, increasing the maximum amounts reimbursable for certain compliance related expenses incurred by USAA Life:

Year	Maximum Reimbursable
2023	$80
2024	70
2025	70
2026	70
2027	70

The maximum amount reimbursable of $70 and $80 was received in 2024 and 2023, respectively.

B.	Amount Due From or To Related Parties

The total amount of Receivables from affiliates was $18 and $12 at December 31, 2024 and 2023, respectively. The total amount of Payables to affiliates was $78 and $70 at December 31, 2024 and 2023, respectively. Intercompany receivables and payables are fully settled each subsequent month.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.	Guarantees

We recognize the importance of maintaining a high level of financial strength and have taken certain actions to enhance and maintain the strength of our wholly-owned subsidiary Life NY. We have formally guaranteed that the Capital and Surplus of Life NY will be maintained at the greater of $6,000,000 or the amount of capital and surplus necessary to prevent an action level event from occurring under the Risk Based Capital (RBC) laws applicable to life insurance companies in New York. Further, as needed, we will provide Life NY the liquidity needed to meet its obligations on a timely basis. Any creditor of Life NY has the right to enforce the terms of this agreement in the event that Life NY fails or refuses to take timely action to enforce its rights under the minimum capital, surplus and liquidity provisions therein.

We have guaranteed certain structured settlement payments owed to claimants by our wholly-owned non-insurance subsidiary UASC. In establishing these structured settlement arrangements, UASC purchases annuity contracts from us wherein UASC is the owner of the annuity contract and a claimant is the payee. Future payment on these guarantees would be required if UASC did not make payment to a claimant as payment became due. See Note 12A for further information.

D.	Management or Service Contracts and Cost-Sharing Arrangements

1)

Certain services have been contracted from USAA and its affiliates, such as rental of office space, utilities, mail processing, data processing, printing, and employee benefits. The aggregate amount of such services was $379 and $352, for 2024 and 2023, respectively.

We allocate these and other expenses to affiliates for administrative services performed by us. The contracted services and allocations are based upon various formulas or agreements with the net amounts included in expenses. The aggregate amount of our allocations to all affiliates was $81 in both 2024 and 2023.

We have been the provider of services and have billed USAA Investment Services Company (ISCO) in the amounts of $2 and $1 for 2024 and 2023, respectively. We also have administrative services allocation agreements with Life of NY and LGA. The expense allocated to these subsidiaries through these agreements totaled $51 and $45 for 2024 and 2023, respectively. These amounts are included in Other income.

2)	During 2024 and 2023, we were direct billed by USAA for marketing expenses of $41 and $31, respectively. These amounts are included in General insurance expenses.

3)

We have an agreement with USAA Federal Savings Bank (FSB) regarding servicing of tax-sheltered annuity loans and the acquisition of products through financial centers and marketing activities for certain member segments. FSB contracted services were $4 and $8 in 2024 and 2023, respectively. These amounts are included in General insurance expenses.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

E.	All Subsidiary, Controlled and Affiliated (SCA) Investments

Balance Sheet Value (Admitted and Nonadmitted) All SCAs (Except 8bi Entities):

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
a. SSAP No. 97 8a Entities
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
b. SSAP No. 97 8b(ii) Entities
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
c. SSAP No. 97 8b(iii) Entities
USAA Life General Agency, Inc	100%	$10	$—	$10
USAA Annuity Services Company	100%	2	—	2
Total SSAP No. 97 8b(iii) Entities	XXX	$12	$—	$12
d. SSAP No. 97 8b(iv) Entities
Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—
e.Total SSAP No. 97 8b(iv) Entities (except 8bi entities) (b+c+d)	XXX	$12	$—	$12
f. Aggregate Total (a+e)	XXX	$12	$—	$12

NAIC Filing Response Information

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received	NAIC Disallowed Entities Valuation Method,, Resubmiss ion Required	Code
(Should be same entities shown in table above.)				Y/N	Y/N	**
a. SSAP No. 97 8a Entities
Total SSAP No. 97 8a Entities	XXX	XXX	$ —	XXX	XXX	XXX
b. SSAP No. 97 8b(ii) Entities
Total SSAP No. 97 8b(ii) Entities	XXX	XXX	$ —	XXX	XXX	XXX
c. SSAP No. 97 8b(iii) Entities
USAA Life General Agency, Inc.	Sub-1	06/21/2017	N/A for Sub-1	Y	N	N/A
USAA Annuity Services Company	Sub-1	06/21/2017	N/A for Sub-1	Y	N	N/A
Total SSAP No. 97 8b(iii) Entities	XXX	XXX	$ —	XXX	XXX	XXX
d. SSAP No. 97 8b(iv) Entities
Total SSAP No. 97 8b(iv) Entities	XXX	XXX	$ —	XXX	XXX	XXX
Total SSAP No. 97 8b Entities (except 8bi entities) (b+c+d)	XXX	XXX	$ —	XXX	XXX	XXX
Aggregate Total	XXX	XXX	$ —	XXX	XXX	XXX

*	S1 – Sub-1, S2 – Sub-2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(9)	Debt

A.	Capital Notes

We did not have any capital note obligations outstanding during the financial statement reporting periods.

We have an intercompany lending and funding agreement with CAPCO. This agreement is described further in Note 8.

B.	Federal Home Loan Bank (FHLB) Agreements

We became a member of the FHLB of Dallas in August 2015. Membership was established primarily as an additional source of liquidity, but advances may be used in a spread capacity.

1)	FHLB Capital Stock

a)	Aggregate Totals

	Total	General Account	Separate Accounts
1. Current Year
(a) Membership Stock - Class A	$—	$—	$—
(b) Membership Stock - Class B	11	11	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total (a+b+c+d)	$11	$11	$—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	$1,764	XXX	XXX
2) Prior Year-end
(a) Membership Stock - Class A	$—	$—	$—
(b) Membership Stock - Class B	11	11	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total (a+b+c+d)	$11	$11	$—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	$1,772	XXX	XXX

The Borrowing Capacity was determined as the largest amount that could be borrowed while still maintaining compliance with Chapter 422, Asset Protection Act, of the Texas Insurance Code.

b)	Membership Stock (Class A and B) Eligible and Not Eligible for Redemption at December 31:

				2024

			Eligible for Redemption

Membership Stock	Current Years Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less Than 1 year	1 to Less Than 3 Years	3 to 5 Years

Class A	$—	$—	$—	$—	$—	$—

Class B	$11	$11	$—	$—	$—	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

				2023

			Eligible for Redemption

Membership Stock	Current Years Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

Class A	$—	$—	$—	$—	$—	$—

Class B	$10	$10	$—	$—	$—	$—

2)	Collateral Pledged to FHLB

a)	Amount Pledged as of Reporting Date

1.	Current Year

	2024
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year Total General and Separate Accounts Total Collateral Pledged	$48	$50	$—
Current Year General Account Total Collateral Pledged	48	50	—
Current Year Separate Account Total Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Total Collateral Pledged	48	50	—

2.	Prior Year

	2023
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year Total General and Separate Accounts Total Collateral Pledged	$48	$50	$—
Current Year General Account Total Collateral Pledged	48	50	—
Current Year Separate Account Total Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Total Collateral Pledged	48	51	—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

b)	Maximum Amount Pledged During Reporting Period

1.	Current Year

	2024
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$48	$50	$—
Current Year General Account Maximum Collateral Pledged	48	50	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$49	$51	$—

2.	Prior Year

	2023
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$49	$51
Current Year General Account Maximum Collateral Pledged	49	51
Current Year Separate Account Maximum Collateral Pledged	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$50	$51

(10)	Employee Benefit Plans

A.	Defined Benefit Plans

All U.S. employees of USAA and its participating subsidiaries who were hired before June 1, 2007 or employed on or after January 1, 2021 are eligible to participate in the USAA Pension Plan (the Plan). Benefits accrued prior to September 1, 2007 are determined based on years of service and the employee’s final average pay as defined in the Plan.

Beginning in 2021, all U.S. employees of USAA and its participating subsidiaries are eligible for a cash balance pension benefit under the same plan. Employees are fully vested in the cash balance pension benefit after completing three years of vesting service. Employees hired after January 1, 2021, become eligible January 1 or July 1 after one year of service and reaching the age of 21.

USAA also sponsors two nonqualified unfunded plans designed to restore benefits that would have been payable under the pension plan, but were limited by federal tax law limitations. There are no nonqualified pension benefits accrued on or after January 1, 2021. Instead, eligible plan participants receive benefits through the nonqualified defined contribution plan.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Substantially all employees hired prior to January 1, 2016, are eligible for certain medical and life insurance benefits provided for retired employees under a plan administered by USAA if they meet minimum age and service requirements and retire while working for us. The plan for pre-age 65 retired employees is contributory with retiree contributions and other cost sharing features such as deductibles and coinsurance. The written plan provides for future cost-sharing changes that are consistent with our intent to increase the retiree contribution rate for a portion of expected future cost increases. Beginning in 2016, the plan for post-age 65 retired employees is non-contributory; instead, retirees purchase individual Medicare supplement policies and obtain reimbursement for premiums and out-of-pocket expense through a Health Reimbursement Account. Our funding policy is to make contributions only in amounts determined at the discretion of management. We have the right to modify or terminate these postretirement benefits.

B.	Defined Contribution Plan

Substantially all of our employees are eligible to participate in USAA’s defined contribution plans. Participants fully vest in our matching contributions after two years of vesting service.

New participants are automatically enrolled with a contribution rate of 4%, which automatically increases to 6% upon their one-year anniversary, but can subsequently opt out or adjust the contribution rate. We match participant contributions two dollars for one dollar, up to a maximum of 8% of a participant’s compensation. USAA provides an employer match true-up feature, where USAA will calculate the match each eligible employee received and compare it to the match each eligible employee should have received based on total contributions for the year. If an adjustment is needed, eligible employees will receive a separate contribution in the following year, as soon as administratively possible. For 2024 and 2023, our expenses related to the plan totaled $10 each year. These amounts are included in General insurance expenses.

An outside corporate trustee holds the funds for the benefit plans.

C.	Consolidated/Holding Company Plans

We participate in a qualified, noncontributory defined benefit pension plan and a defined contribution retirement plan sponsored by USAA. In addition, we provide certain other postretirement benefits to retired employees through a plan sponsored by USAA. USAA allocates amounts to us for the pension plan based on salary expense and for the postretirement plan based on number of employees. USAA allocates amounts to us for the defined contribution retirement plan based upon actual employer contributions to employee accounts.

The net expenses associated with these plans, and contributions made to the Retirement Savings Plans, were as follows for the year ended December 31:

	2024	2023
Qualified pension plan	$(2)	$(2)
Postretirement benefit plan	1	2
Defined contribution retirement plan	10	10

(11)	Capital and Surplus

A.	Capital and Surplus

We have authorized 30,000 shares of common capital stock, $100 par value, of which 25,000 shares were issued and outstanding at December 31, 2024 and 2023 all of which has been issued to USAA.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

We have authorized 1,200,000 shares of non-voting Series A-F, Adjustable, Cumulative, Perpetual Preferred Stock (Preferred Stock), $100 par value. There are no shares issued and outstanding at December 31, 2024 and 2023.

We did not have common stock dividends paid in 2024 or 2023.

B.	Dividend Restrictions

The maximum amount of dividends that can be paid by Texas insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions contained in the Holding Company Act, Title 6, Section 823.107 of the Texas Insurance Code. Generally, dividends may be declared and paid without prior approval if the amount does not exceed the greater of 10% of the insurer’s surplus as regards to policyholders at the end of the previous year, or its net gain from operations of the previous year. The maximum dividends that can be paid by us in 2025 without prior approval by the Department is $290.

C.	Unassigned surplus is represented or (reduced) by each of the following items at December 31:

	2024	2023	Change
Net unrealized gains	$49	$68	$(19)
Nonadmitted assets	(330)	(277)	(53)
Asset valuation reserve	(280)	(274)	(6)

There were no restrictions placed on Unassigned surplus during the financial statement reporting periods.

(12)	Contingencies

A.	Contingent Commitments

We have unfunded commitments in alternative investments of $121 and $137 as of December 31, 2024 and 2023, respectively. We have a liability recorded on the Statement of Liabilities, Surplus and Other Funds, to fund commitments for future investments in LIHTC of $92 and $132 as of December 31, 2024 and 2023, respectively.

As disclosed in Note 8C, we have the following guarantee commitments for the benefit of affiliates:

We have formally guaranteed that the capital and surplus of Life NY will be maintained at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the RBC laws applicable to life insurance companies in New York. Further, as needed, we will provide Life of NY the liquidity needed to meet its obligations on a timely basis. Any creditor of Life of NY has the right to enforce the terms of this agreement in the event that Life of NY fails or refuses to take timely action to enforce its rights under the minimum capital, surplus and liquidity provisions therein.

We have guaranteed certain structured settlement payments owed to claimants by UASC, a wholly-owned subsidiary. In establishing these structured settlement arrangements, UASC purchases annuity contracts from us wherein UASC is the owner of the annuity contract and a claimant is the payee. Future payment on these guarantees would be required if UASC did not make payment to a claimant as payment became due. Because we cannot know for certain how long an individual will live, we cannot estimate the maximum potential amount of future payments. As UASC has assigned payments on the annuities to be paid directly by us to the claimants and as UASC is a wholly-owned subsidiary, we believe the risk of payment under the guarantees is remote and limited.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Nature and circumstances of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee. (include amount recognized at inception. If not initial recognition, document exception allowed under SSAP no. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.

Support Agreement with Life NY, a subsidiary, which requires us to maintain the Capital and Surplus at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the RBC laws applicable to life insurance companies in New York.	$0	Decrease in cash, increase in investment in SCA	We are unable to develop an estimate of the maximum potential amount of future payments.

We are in compliance

with all terms of the

Support Agreement.

As of December 31,

2024 and 2023, Life

of NY’s Capital and

Surplus was in

excess of both (1) $6,

and (2) the amount

necessary to prevent

an action level event

under RBC laws

Guaranteed payment of structured settlement owed to Claimants by our wholly-owned subsidiary USAA Annuity Services Corporation (UASC)	$0	Decrease in cash, increase in expenses	We are unable to develop an estimate of the maximum potential amount of future payments.	To date, claimants have received all payments when due.

Total	$0	XXX	XXX	XXX

B.	Assessments

We are subject to guaranty fund assessments (GFA) by the states in which we do business. At December 31, 2024 and 2023, we have accrued a liability for GFA of $3 and $13, respectively. The calculation is based on our 3-year average of premiums written in the state as a percentage of the National Organization of Life and Health Guaranty Associations (NOLHGA) stated summary of total premiums written in that state. This percentage is multiplied by the amount estimated to be in default. This amount represents our best estimate based on information received from NOLHGA regarding various insolvencies in the industry and could change due to many factors including our share of the ultimate cost of current insolvencies. The timing of the payments is uncertain as it is based upon the mortality or morbidity of covered individuals. We do not expect such assessments to have a significant adverse effect on our financial position or results of operations.

An asset for premium tax credits related to these guaranty fund assessments has been established. Utilization of premium tax credits is dependent upon the rules of each state. The utilization varies from 1 to 20 years.

At December 31, 2024 and 2023, assets recognized from paid and accrued premium tax offsets and policy surcharges were $1 in both years. The 2024 and 2023 reconciliation activity for amortization of GFA credits and policy surcharges were less than $1 in each year.

C.	Joint and Several Liabilities

We did not have any joint and several liability arrangements during the financial statement reporting periods, except as disclosed in the Federal income taxes section of Note 1D.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

D.	All Other Contingencies

In the ordinary course of business, we are routinely involved in judicial, regulatory, and governmental inquiries and other proceedings or investigations. These matters arise during our business activities and include matters that have been self-identified. We establish accruals for such matters when potential losses associated with the matters become probable and estimable. Although we do not anticipate additional significant adverse effects on our financial position, results of operations or cash flows, we generally cannot predict the outcome of the pending matters, the timing of the ultimate resolution of these matters, or any eventual loss, fines or penalties related to each pending matter. We have not accrued for potential losses which are either probable but not yet estimable or which are only reasonably possible but estimable.

(13)	Other Items

A.	Subprime Mortgage Related Risk Exposure

We invest in securities which are backed by mortgage loans and therefore, by definition, we could be subject to losses emanating from the failure of the subprime market. We completed an examination of our asset-backed, residential mortgage-backed and commercial mortgage-backed portfolios and, with the exception of the amounts listed by category below, determined that we do not have additional exposure to subprime exposure because; 1) the securities are backed or insured by an agency of the U.S. Government; 2) the securities are issued by a corporate entity which does not participate in the subprime residential mortgage loan sector; or 3) the underlying loans backing the security are not subprime in nature. Although we are confident that we have minimal direct exposure, there is a possibility (albeit remote) that we could suffer losses (either directly or indirectly) in the future.

As noted above, while we believe direct exposure to subprime mortgage loan risks are evident, loss is neither eminent nor expected. Our exposure to residential mortgage-backed securities was less than $1 as of December 31, 2024 and 2023.

B.	Depreciable Assets

The following table presents the depreciation method and values of our depreciable assets:

	Depreciation Method	Useful Life

Computer software for internal use	Straight-line	3

Computer software used in operations is stated at cost, net of accumulated amortization.

The following table presents the values of our depreciable assets:

	Net Book Value
	2024	2023

Computer software for internal use	$52	$47

Total	$52	$47

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The following table presents the amortization expense, as well as the accumulated amortization as of December 31:

	Amortization Expense		Accumulated Amortization

	2024	2023	2024	2023

Computer software for internal use	34	28	(137)	(117)

Total	$34	$28	$(137)	$(117)

C.	Nonadmitted Assets

Our nonadmitted assets at December 31 consisted of the following:

	2024	2023	Change

Common stocks, affiliated	$11	$11	$—
Net deferred tax asset	247	200	47
Computer software for internal use	67	59	8
Prepaid assets and other accounts receivable	5	7	(2)

Total nonadmitted assets	$330	$277	$53

(14)	Reinsurance

We are party to several life reinsurance treaties with various reinsurers to mitigate the risk of over concentration. We continually monitor the financial condition of our reinsurers. Our current policy for all life insurance products is to reinsure the portion of any risk in excess of $1 million with a $250 thousand corridor on the life of any one individual on a Yearly Renewable Term (YRT) basis. For term insurance, we have entered into certain reinsurance treaties that were based on a first dollar quota-share pool, and these agreements have quota-share coinsurance varying from 36% to 90% of the risk, up to the normal retention limit. Once our $1 retention limit has been reached, the quota-share pool also reinsures the remaining risk above our retention.

We have also established first dollar quota-share agreements for some fixed deferred annuities to better manage interest rate, lapse and credit risk, as well as improve capital management. The annuity coinsurance agreements cede up to 90% of the risk to our reinsurance partners.

In 2022, we entered into a coinsurance with funds withheld agreement with Fortitude Re to reinsure 100% of reserves for approximately $1.2 billion of a closed block of legacy annuities. This agreement was executed on November 17, 2022 with an effective date of October 1, 2022. Fortitude Re is a Bermuda based multiline reinsurance company specializing in providing transactional solutions for legacy life, annuity, and property and casualty lines of business.

Reserves ceded to Scottish Re as of September 20, 2023 of $2.8 million were reversed in the fourth quarter of 2024 and net uncollected claims were written off for a net expense impact of $4.2 million.

The ceding of reinsurance does not discharge us from our primary legal liability to a policyholder, but the reinsuring company assumes responsibility to reimburse us for the related liability.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, is $5,149 and $5,089 as of December 31, 2024 and 2023, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(15)	Participating Policies

Certain life insurance policies contain dividend payment provisions, which enable the policyholder to participate in the earnings of the life insurance operations. The provision for policyholders’ dividends is based on current dividend scales. Income attributable to participating policies in excess of policyholder dividends is restricted by several states for participating policyholders of those states; otherwise, income in excess of policyholder dividends is accounted for as belonging to the stockholders.

As of December 31, 2024 and 2023, premiums under individual life participating policies were $60 or 5% and $59 or 5%, respectively, of total individual life premiums earned. We account for our dividends based upon current dividend scales. We paid dividends in the amount of $39 to policyholders in 2024 and 2023. We allocated $38 as a provision for dividends payable in 2025. We did not allocate any additional income to participating policyholders.

For the years ended December 31, 2024 and 2023, premiums under individual accident and health participating policies were $1 or 0.2% and $1 or 0.3%, respectively, of total individual and group accident and health premiums earned. No dividends are anticipated for these participating policies.

(16)	Premium Deficiency Reserves

We evaluated the need for a premium deficiency reserve and determined that a premium deficiency reserve was not needed as of December 31, 2024 and 2023. Anticipated investment income was utilized as a factor in the premium deficiency calculation.

(17)	Reserve for Life Contracts and Deposit-Type Contracts

A.

We waive deduction of deferred fractional premiums upon death of the insured and refund any portion (in whole months) of the final premium paid beyond the date of death. Reserves are the greater of the legally computed reserves and the surrender value; thus, there are no surrender values promised in excess of reserves held.

B.

For substandard lives, extra premiums are charged. Reserves are based on the severity of the impairment and make a provision for the expected excess mortality. For permanent policies, the extra mortality is based on the 1958 CSO, 1980 CSO, 2001 CSO or 2017 CSO tables. For term insurance, the extra mortality is accounted for by a multiple of the gross premium. For structured settlements with substandard lives, rated ages are used.

C.

As of December 31, 2024 and 2023, we had $6,156 and $9,174, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the state of Texas, and for which we held reserves of $21 and $26 at December 31, 2024 and 2023, respectively.

D.

The tabular interest for individual interest-sensitive products, other than deferred annuities and supplemental contracts has been calculated from the basic policy values by determining actual investment-related increases in policy fund value, net of non-investment income items. The tabular interest for participating whole life products has been determined using approximations recommended by the NAIC, net of non-investment income items. The remaining portion of the tabular interest for Individual and Group Life Insurance has been determined using approximations recommended by the NAIC.

For individual annuities and supplementary contracts, “Tabular Less Actual Reserves Released” has been calculated according to the NAIC formula described in the instructions.

The tabular cost for individual interest sensitive life products has been calculated from the basic policy values. The remaining portion of the tabular cost for Individual and Group Life Insurance has been determined using approximations recommended by the NAIC.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

E.

The tabular interest for deposit-type contracts has been determined by applying actual investment-related increases in fund value net of non-investment income items. The tabular interest has been calculated according to the NAIC formula described in the instructions.

F.	The nature of other increases (net) in reserve and other net changes in reserves for deposit-type contracts are investment-related increases in policy fund value not attributable to investment income.

(18)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics were as follows as of December 31:

A.	Individual Annuities:

			2024

			General Account	Separate Account Nonguaranteed	Total Amount	% of Total

(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$10,990	$—	$10,990	35%
	b.	At book value less current surrender charge of 5% or more	3,018	—	3,018	9%
	c.	At fair value	—	5	5	— %

	d.	Total with market value adjustment or at fair value (total of a through c)	14,008	5	14,013	44%
	e.	At book value without adjustment (minimal or no charge or adjustment)	7,779	—	7,779	24%
(2)	Not subject to discretionary withdrawal		10,056	—	10,056	32%

(3)	Total gross		31,843	5	31,848	100%

(4)	Reinsurance ceded		16,378	—	16,378

(5)	Total net		$15,465	$5	$15,470

(6)	Amount included in A(1)b. above that will move to A(1)e. in the year after the statement date:		$319	$—	$319

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

			2023

			General Account	Separate Account Nonguaranteed	Total Amount	% of Total

(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$8,663		$8,663	31%
	b.	At book value less current surrender charge of 5% or more	2,288		$2,288	8%
	c.	At fair value	—	6	6	— %

	d.	Total with market value adjustment or at fair value (total of a through c)	10,951	6	10,957	38%
	e.	At book value without adjustment (minimal or no charge or adjustment)	9,204		9,204	33%
(2)	Not subject to discretionary withdrawal		8,232	—	8,232	29%

(3)	Total gross		28,387	6	28,393	100%
(4)	Reinsurance ceded		14,792		14,792

(5)	Total net		$13,595	$6	$13,601

(6)	Amount included in A(1)b. above that will move to A(1)e. in the year after the statement date:		$244	$—	$244

B.	Deposit-Type Contracts (no life contingencies):

			2024

			General Account	% of Total

(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$—	— %
	b.	At book value less current surrender charge of 5% or more	—	— %
	c.	At fair value	—	— %

	d.	Total with market value adjustment or at fair value (total of a through c)	—	— %
	e.	At book value without adjustment (minimal or no charge or adjustment)	35	1%
(2)	Not subject to discretionary withdrawal		3,043	99%

(3)	Total gross		3,078	100%
(4)	Reinsurance ceded		—

(5)	Total net		$3,078

(6)	Amount included in B(1)b. above that will move to B(1)e. in the year after the statement date:		$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

			2023

			General Account	% of Total

(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$—	— %
	b.	At book value less current surrender charge of 5% or more	—	— %
	c.	At fair value	—	— %

	d.	Total with market value adjustment or at fair value (total of a through c)	—	— %
	e.	At book value without adjustment (minimal or no charge or adjustment)	35	1%
(2)	Not subject to discretionary withdrawal		2,757	99%

(3)	Total gross		2,792	100%
(4)	Reinsurance ceded		—

(5)	Total net		$2,792

(6)	Amount included in B(1)b. above that will move to B(1)e. in the year after the statement date:		$—

C.	Reconciliation to Life & Accident & Health Annual Statement

	2024	2023

Life & Accident & Health Annual Statement:
Total annuities	$14,026	$12,155
Total supplementary contracts with life contingencies	1,439	1,440
Total deposit-type contracts	3,078	2,792

Subtotal	$18,543	$16,387
Separate Accounts Annual Statement:
Total annuities	5	6

Subtotal	$5	$6

Combined Total	$18,548	$16,393

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(19)	Analysis of Life Actuarial Reserves by Withdrawal Characteristic

A.	General Account

	2024

		General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans
Universal Life	$2,948	$2,948	$2,967
Other Permanent Cash Value Life Insurance	1,753	1,753	2,047
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	4,709
Disability - Active Lives	XXX	XXX	4
Disability - Disabled Lives	XXX	XXX	11

Total Gross	$4,701	$4,701	$9,738
Reinsurance Ceded	—	—	3,454

Total Net	$4,701	$4,701	$6,284

	2023

		General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans
Universal Life	$2,972	$2,972	$2,990
Other Permanent Cash Value Life Insurance	1,694	1,694	1,964
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	4,647
Disability - Active Lives	XXX	XXX	4
Disability - Disabled Lives	XXX	XXX	12

Total Gross	$4,666	$4,666	$9,617
Reinsurance Ceded	—	—	3,586

Total Net	$4,666	$4,666	$6,031

B.	Separate Accounts

We had de minimis nonguaranteed separate accounts as of December 31, 2024 and 2023.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.	Reconciliation to Life & Accident & Health Annual Statement

	2024	2023

Life & Accident & Health Annual Statement:
Total life insurance	$6,212	$5,956
Total disability - active lives	2	1
Total disability - disabled lives	7	8
Total miscellaneous	63	66

Combined Total	$6,284	$6,031

(20)	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows at December 31:

	2024		2023

Type	Gross	Net of Loading	Gross	Net of Loading

Ordinary renewal	$(82)	$35	$(65)	$34

Totals	$(82)	$35	$(65)	$34

(21)	Change in Incurred Losses and Loss Adjustment Expenses

Health reserves for incurred claims and claims adjustment expenses attributable to insured events of prior years have Increased by $1 in 2024 and increased by $2 in 2023, as a result of re-estimation of unpaid claims and claims adjustment expenses principally on accident and health lines of insurance. These changes are generally the result of ongoing analysis of recent claim development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

(22)	Loss/Claim Adjustment Expenses

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2024 and 2023 was $1.

We incurred $9 and paid $9 of claim adjustment expenses during both 2024 and 2023, of which $1 in each year, of the paid amount was attributable to insured or covered events of prior years. We increased the provision for insured events of prior years as a result of normal claims variance.

(23)	Events Subsequent

The date to which events occurring after December 31, 2024, have been evaluated for possible adjustments to the financial statements or disclosures is April 23, 2025, which was the date on which the financial statements were available to be issued.